EXHIBIT 99.3

                        MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement, dated as of March 1, 2007 (this "Agreement"), is entered into between KeyBank National Association (the "Seller") and Merrill Lynch Mortgage Investors, Inc. (the "Purchaser").

            The Seller intends to sell and the Purchaser intends to purchase certain multifamily, commercial and manufactured housing community mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Schedule II. The Purchaser intends to deposit the Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2007 (the "Pooling and Servicing Agreement"), among the Purchaser as depositor, KeyCorp Real Estate Capital Markets, Inc. as master servicer no. 1 (in such capacity, "Master Servicer No. 1" and, also a "Master Servicer"), Wells Fargo Bank, National Association as master servicer no. 2 ("Master Servicer No. 2" and, also a "Master Servicer"), CWCapital Asset Management LLC as special servicer (in such capacity, the "Special Servicer"), LaSalle Bank National Association as trustee (in such capacity, the "Trustee") and custodian (in such capacity, the "Custodian"), and Wells Fargo Bank, National Association as certificate administrator (in such capacity, the "Certificate Administrator"). Capitalized terms used but not defined herein (including the schedules attached hereto) have the respective meanings set forth in the Pooling and Servicing Agreement.

            The Purchaser has entered into an Underwriting Agreement, dated as of March 1, 2007 (the "Underwriting Agreement"), with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") for itself and as representative of Countrywide Securities Corporation ("Countrywide Securities"), IXIS Securities North America Inc. ("IXIS Securities"), KeyBanc Capital Markets, a Division of McDonald Investments Inc. ("McDonald Investments"), Banc of America Securities LLC ("Banc of America Securities") and Bear, Stearns & Co. Inc. ("BSCI"; Merrill Lynch, Countrywide Securities, IXIS Securities, McDonald Investments, Banc of America Securities and BSCI, collectively, in such capacity, the "Underwriters"), whereby the Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the Securities Act of 1933, as amended (such Certificates, the "Publicly-Offered Certificates"). The Purchaser has also entered into a Certificate Purchase Agreement, dated as of March 1, 2007 (the "Certificate Purchase Agreement"), with Merrill Lynch for itself and as representative of Countrywide Securities (together in such capacity, the "Initial Purchasers"), whereby the Purchaser will sell to the Initial Purchasers all of the remaining Certificates (such Certificates, the "Private Certificates").

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans delivered to the Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of $560,107,033 (the "KeyBank Mortgage Loan Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-off Date, after giving effect to any payments due on or before such date, whether or not such payments are received. The KeyBank Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-off Date (after giving effect to any payments due on or before such date, whether or not such payments are received), is expected to equal an aggregate principal balance of $4,417,019,866 (subject to a variance of plus or minus 5%). The purchase and sale of the Mortgage Loans shall take place on March 14, 2007 or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing Date"). The consideration (the "Purchase Consideration") for the Mortgage Loans shall be equal to (i) 101.45656% of the KeyBank Mortgage Loan Balance as of the Cut-off Date, plus
(ii) $1,180,025, which amount represents the amount of interest accrued on the KeyBank Mortgage Loan Balance, as agreed to by the Seller and the Purchaser.

            The Purchase Consideration shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

            SECTION 2. Conveyance of Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to the Seller's receipt of the Purchase Consideration and the satisfaction or waiver of the conditions to closing set forth in Section 5 of this Agreement (which conditions shall be deemed to have been satisfied or waived upon the Seller's receipt of the Purchase Consideration), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, sub-servicing agreements permitted thereunder and the Servicing Rights Purchase Agreement (as defined in Section 6(a)(iii) hereof)), together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds and all of the Seller's right, title and interest in and to the Closing Date Deposit. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

            (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and be promptly remitted to, the Seller.

            (c) The Seller hereby represents and warrants that it has or will have, on behalf of the Purchaser, delivered to the Custodian (i) on or before the Closing Date, the documents and instruments specified below with respect to each Mortgage Loan that are Specially Designated Mortgage Loan Documents and
(ii) on or before the date that is 30 days after the Closing Date, the remaining documents and instruments specified below that are not Specially Designated Mortgage Loan Documents with respect to each Mortgage Loan (the documents and instruments specified below and referred to in clauses (i) and (ii) preceding, collectively, a "Mortgage File"). All Mortgage Files so delivered will be held by the Custodian in escrow for the benefit of the Seller at all times prior to the Closing Date. The Mortgage File with respect to each Mortgage Loan that is a Trust Mortgage Loan shall contain the following documents:

            (i) (A) the original executed Mortgage Note for the subject Mortgage Loan, including any power of attorney related to the execution thereof (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto), together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-5, Commercial Mortgage Pass-Through Certificates, Series 2007-5, or in blank, and (B) in the case of a Loan Combination, a copy of the executed Mortgage Note for each related Non-Trust Loan;

            (ii) an original or copy of the Mortgage, together with originals or copies of any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

            (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with originals or copies of any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

            (iv) an original executed assignment, in recordable form (except for completion of the assignee's name (if the assignment is delivered in blank) and any missing recording information or a certified copy of that assignment as sent for recording), of (a) the Mortgage, (b) any related Assignment of Leases (if such item is a document separate from the Mortgage) and (c) any other recorded document relating to the subject Mortgage Loan otherwise included in the Mortgage File, in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-5, Commercial Mortgage Pass-Through Certificates, Series 2007-5 (or, in the case of a Loan Combination, in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-5, Commercial Mortgage Pass-Through Certificates, Series 2007-5, and in its capacity as lead lender on behalf of the holder(s) of the related Non-Trust Loan(s)), or in blank;

            (v) an original assignment of all unrecorded documents relating to the Mortgage Loan (to the extent not already assigned pursuant to clause
      (iv) above) in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-5, Commercial Mortgage Pass-Through Certificates, Series 2007-5 (or, in the case of a Loan Combination, in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-5, Commercial Mortgage Pass-Through Certificates, Series 2007-5, and in its capacity as lead lender on behalf of the holder(s) of the related Non-Trust Loan(s)), or in blank;

            (vi) originals or copies of any consolidation, assumption, substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the subject Mortgage Loan has been assumed;

            (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a pro forma policy or a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

            (viii) any filed copies or other evidence of filing of any prior UCC Financing Statements in favor of the originator of the subject Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, a UCC Financing Statement assignment, in form suitable for filing in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-5, Commercial Mortgage Pass-Through Certificates, Series 2007-5, as assignee (or, in the case of a Loan Combination, in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-5, Commercial Mortgage Pass-Through Certificates, Series 2007-5, and in its capacity as lead lender on behalf of the holder(s) of the related Non-Trust Loan(s)), or in blank;

            (ix) an original or a copy of any Ground Lease, guaranty or ground lessor estoppel;

            (x) an original or a copy of any intercreditor agreement relating to permitted debt of the Mortgagor and any intercreditor agreement relating to mezzanine debt related to the Mortgagor;

            (xi) an original or a copy of any loan agreement, any escrow or reserve agreement, any security agreement, any management agreement, any agreed upon procedures letter, any lockbox or cash management agreements, any environmental reports or any letter of credit (which letter of credit shall not be delivered in original from to the Trustee, but rather to the applicable Master Servicer), in each case relating to the subject Mortgage Loan;

            (xii) with respect to a Mortgage Loan secured by a hospitality property, a signed copy of any franchise agreement and/or franchisor comfort letter; and

            (xiii) if such Trust Mortgage Loan is part of a Loan Combination, an original or a copy of the related Loan Combination Intercreditor Agreement.

            The foregoing Mortgage File delivery requirement shall be subject to
Section 2.01(c) of the Pooling and Servicing Agreement.

            (d) The Seller shall retain an Independent third party (the "Recording/Filing Agent") that shall, as to each Mortgage Loan, promptly (and in any event within 90 days following the later of the Closing Date and the delivery of each Mortgage, Assignment of Leases, recordable document and UCC Financing Statement to the Custodian) cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, each assignment of Mortgage, assignment of Assignment of Leases and any other recordable documents relating to each such Mortgage Loan in favor of the Trustee that is referred to in clause (iv) of the definition of "Mortgage File" and each UCC Financing Statement assignment in favor of the Trustee that is referred to in clause (viii) of the definition of "Mortgage File." Each such assignment and UCC Financing Statement assignment shall reflect that the recorded original should be returned by the public recording office to the Custodian following recording, and each such assignment and UCC Financing Statement assignment shall reflect that the file copy thereof should be returned to the Custodian following filing; provided, that in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases, the Recording/Filing Agent shall obtain therefrom a certified copy of the recorded original. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Custodian (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, to the then holder of such Mortgage Loan).

            The Seller shall bear the out-of-pocket costs and expenses of all such recording, filing and delivery contemplated in the preceding paragraph, including, without limitation, any costs and expenses that may be incurred by the Custodian in connection with any such recording, filing or delivery performed by the Custodian at the Seller's request and the fees of the Recording/Filing Agent.

            (e) All such other relevant documents and records that (a) relate to the administration or servicing of the Mortgage Loans, (b) are reasonably necessary for the ongoing administration and/or servicing of such Mortgage Loans by the applicable Master Servicer in connection with its duties under the Pooling and Servicing Agreement, and (c) are in the possession or under the control of the Seller, together with all unapplied escrow amounts and reserve amounts in the possession or under the control of the Seller that relate to the Mortgage Loans, shall be delivered or caused to be delivered by the Seller to the applicable Master Servicer (or, at the direction of such Master Servicer, to the appropriate sub-servicer); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting, legal or other due diligence analyses, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

            The Seller agrees to use reasonable efforts to deliver to the Custodian, for its administrative convenience in reviewing the Mortgage Files, a mortgage loan checklist for each Mortgage Loan. The foregoing sentence notwithstanding, the failure of the Seller to deliver a mortgage loan checklist or a complete mortgage loan checklist shall not give rise to any liability whatsoever on the part of the Seller to the Purchaser, the Custodian or any other person because the delivery of the mortgage loan checklist is being provided to the Custodian solely for its administrative convenience.

            (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller, which secure any Mortgage Loan.

            (g) On or before the Closing Date, the Seller shall provide to the applicable Master Servicer, the initial data (as of the Cut-off Date or the most recent earlier date for which such data is available) contemplated by the CMSA Loan Setup File, the CMSA Loan Periodic Update File, the CMSA Operating Statement Analysis Report and the CMSA Property File.

            SECTION 3. Representations, Warranties and Covenants of Seller.

            (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

            (i) The Seller is a national banking association duly organized, validly existing and in good standing under the laws of the United States and the Seller has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

            (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller, all requisite action by the Seller's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Purchaser) this Agreement constitutes the valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, conservatorship or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's articles of association or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for the Seller to perform its duties and obligations under this Agreement, or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

            (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

            (v) The Seller is not a party to or bound by any agreement or instrument or subject to any articles of association, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained).

            (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement except as have previously been obtained, and no bulk sale law applies to such transactions.

            (vii) None of the sale of the Mortgage Loans by the Seller, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Seller, results or will result in the creation or imposition of any lien on any of the Seller's assets or property that would have a material adverse effect upon the Seller's ability to perform its duties and obligations under this Agreement or materially impair the ability of the Purchaser to realize on the Mortgage Loans.

            (viii) There is no action, suit, proceeding or investigation pending or to the knowledge of the Seller, threatened against the Seller in any court or by or before any other governmental agency or instrumentality which would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the validity of this Agreement or the performance by the Seller of its obligations under this Agreement.

            (ix) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Purchase Consideration. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller.

            (x) The Prospectus Supplement contains all the information that is required to be provided in respect of the Seller (that arise from its role as "sponsor" (within the meaning of Regulation AB)), the Mortgage Loans, the related Mortgagors and the related Mortgaged Properties pursuant to Regulation AB.

            (b) The Seller hereby makes the representations and warranties contained in Schedule I hereto for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date (unless a different date is specified therein), with respect to (and solely with respect
to) each Mortgage Loan, subject, however, to the exceptions set forth on Annex A to Schedule I of this Agreement.

            (c) If the Seller discovers or receives written notice of a Document Defect or a Breach relating to a Mortgage Loan pursuant to Section 2.03(a) of the Pooling and Servicing Agreement, then the Seller shall, not later than 90 days from such discovery or receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days from any party to the Pooling and Servicing Agreement discovering such Document Defect or Breach, provided the Seller receives such notice in a timely manner), if such Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of losses and any Additional Trust Fund Expenses associated therewith or, if such Document Defect or Breach (other than omissions due solely to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan (which, for the purposes of this clause (i), shall include an REO Loan) at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement) not later than the end of such 90-day period or (ii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan (which, for purposes of this clause (ii), shall include an REO Loan) not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the applicable Master Servicer for deposit into its Collection Account any Substitution Shortfall Amount in connection therewith; provided, however, that, unless the Document Defect or Breach would cause the Mortgage Loan not to be a Qualified Mortgage, if such Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, the Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan (which, for purposes of such repurchase or substitution, shall include an REO Loan)); and provided, further, that with respect to such additional 90-day period, the Seller shall have delivered an officer's certificate to the Certificate Administrator setting forth the reason(s) such Document Defect or Breach is not capable of being cured within the initial 90-day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; and provided, further, that no Document Defect (other than with respect to the Specially Designated Mortgage Loan Documents) shall be considered to materially and adversely affect the interests of the Certificateholders or the value of the related Mortgage Loan unless the document with respect to which the Document Defect exists is required in connection with an imminent enforcement of the mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any Mortgagor or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien or any collateral securing the Mortgage Loan or for any immediate servicing obligations.

            A Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) as to a Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans (each, a "Crossed Loan" and such Crossed Loans, collectively, a "Crossed Loan Group"), which Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Loan Group (without regard to this paragraph) and is not cured as provided for above, shall be deemed to constitute a Document Defect or Breach, as the case may be, as to each other Crossed Loan in the subject Crossed Loan Group for purposes of this paragraph and the Seller shall be required to repurchase or substitute all such Crossed Loans unless (1) the weighted average debt service coverage ratio for all the remaining Crossed Loans for the four calendar quarters immediately preceding such repurchase or substitution is not less than the weighted average debt service coverage ratio for all such Crossed Loans, including the affected Crossed Loan, for the four calendar quarters immediately preceding such repurchase or substitution, and (2) the weighted average loan to-value ratio for the remaining Crossed Loans, determined at the time of repurchase or substitution, based upon an appraisal obtained by the Special Servicer at the expense of the Seller shall not be greater than the weighted average loan-to-value ratio for all such Crossed Loans, including the affected Crossed Loan determined at the time of repurchase or substitution, based upon an appraisal obtained by the Special Servicer at the expense of the Seller; provided, that if such debt service coverage and loan-to-value criteria are satisfied, any other Crossed Loan (that is not the Crossed Loan directly affected by the subject Document Defect or Breach), shall be released from its cross-collateralization and cross-default provision so long as such Crossed Loan (that is not the Crossed Loan directly affected by the subject Document Defect or Breach) is held in the Trust Fund; and provided, further, that the repurchase or replacement of less than all such Crossed Loans and the release of any Crossed Loan from a cross-collateralization and cross-default provision shall be further subject to (i) the delivery by the Seller to the Certificate Administrator, at the expense of the Seller, of an Opinion of Counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC Provisions and (ii) the consent of the Controlling Class Representative (if one is then acting), which consent shall not be unreasonably withheld or delayed. In the event that one or more of such other Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Document Defect or Breach exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Loan Group. All documentation relating to the termination of the cross-collateralization provisions of a Crossed Loan being repurchased shall be prepared at the expense of the Seller and, where required, with the consent of the related Mortgagor. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is any uncured Document Defect or Breach known to the Seller, the Seller shall provide, once every ninety days, the officer's certificate to the Certificate Administrator described above as to the reason(s) such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure; provided, however, that, without limiting the effect of the foregoing provisions of this
Section 3(c), if such Document Defect or Breach shall materially and adversely affect the value of such Mortgage Loan or the interests of the holders of the Certificates therein (subject to the second and third provisos in the sole sentence of the preceding paragraph), the Seller shall in all cases on or prior to the second anniversary of the Closing Date either cause such Document Defect or Breach to be cured or repurchase or substitute for the affected Mortgage Loan. The delivery of a commitment to issue a policy of lender's title insurance as described in representation 8 set forth on Schedule I hereto in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the Custodian on its behalf not later than the 180th day following the Closing Date.

            To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above in this
Section 3(c) while the Trustee continues to hold any other Crossed Loans in such Crossed Loan Group, the Seller and the Purchaser shall not enforce any remedies against the other's Primary Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loan(s), so long as such exercise does not materially impair the ability of the other party to exercise its remedies against the Primary Collateral securing the Crossed Loan(s) held thereby.

            If the exercise by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loan(s) held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner consistent with this Agreement to remove the threat of material impairment as a result of the exercise of remedies. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or, if the related Mortgage Loan documents do not so provide, then on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan is modified to terminate the related cross-collateralization and/or cross-default provisions, the Seller shall furnish to the Certificate Administrator an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event.

            For purposes hereof, "Primary Collateral" shall mean the Mortgaged Property directly securing a Crossed Loan and excluding any property as to which the related lien may only be foreclosed upon by exercise of cross-collateralization provisions of such Mortgage Loans.

            Notwithstanding any of the foregoing provisions of this Section 3(c), if there is a Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) with respect to one or more Mortgaged Properties with respect to a Mortgage Loan, the Seller shall not be obligated to repurchase or substitute the Mortgage Loan if (i) the affected Mortgaged Property(ies) may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged Property(ies) are, in fact, released) and to the extent not covered by the applicable release price (if any) required under the related Mortgage Loan documents, the Seller pays (or causes to be paid) any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the applicable Master Servicer, the Special Servicer, the Trustee, the Certificate Administrator, the Custodian or the Trust Fund in connection with such release, (ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan documents and the Seller provides an opinion of counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC Provisions and (iii) each Rating Agency then rating the Certificates shall have provided written confirmation that such release would not cause the then-current ratings of the Certificates rated by it to be qualified, downgraded or withdrawn.

            The foregoing provisions of this Section 3(c) notwithstanding, the Purchaser's sole remedy (subject to the last sentence of this paragraph) for a breach of representation 30 set forth on Schedule I hereto shall be the cure of such breach by the Seller, which cure shall be effected through the payment by the Seller of such costs and expenses (without regard to whether such costs and expenses are material or not) specified in such representation that have not, at the time of such cure, been received by the applicable Master Servicer or the Special Servicer from the related Mortgagor and not a repurchase or substitution of the related Mortgage Loan. Following the Seller's remittance of funds in payment of such costs and expenses, the Seller shall be deemed to have cured the breach of representation 30 in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the cure payment made by the Seller shall be returned to the Seller. Notwithstanding the prior provisions of this paragraph, the Seller, acting in its sole discretion, may effect a repurchase or substitution (in accordance with the provisions of this Section 3(c) setting forth the manner in which a Mortgage Loan may be repurchased or substituted) of a Mortgage Loan, as to which representation 30 set forth on Schedule I has been breached, in lieu of paying the costs and expenses that were the subject of the breach of representation 30 set forth on Schedule I.

            (d) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the applicable Purchase Price (as defined in the Pooling and Servicing Agreement) or Substitution Shortfall Amount(s), as applicable, in the applicable Master Servicer's Collection Account, and, if applicable, the delivery of the Mortgage File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage Loan(s) to the Custodian and the applicable Master Servicer, respectively, (i) the Trustee shall be required to execute and deliver such endorsements and assignments as are provided to it by the applicable Master Servicer or the Seller, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the Custodian, the applicable Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and (iii) the applicable Master Servicer and the Special Servicer shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or deleted Mortgage Loan(s).

            At the time a substitution is made, the Seller shall deliver the related Mortgage File to the Custodian and certify that the substitute Mortgage Loan is a Qualified Substitute Mortgage Loan.

            No substitution of a Qualified Substitute Mortgage Loan or Qualified Substitute Mortgage Loans may be made in any calendar month after the Determination Date for such month. Periodic Payments due with respect to any Qualified Substitute Mortgage Loan after the related date of substitution shall be part of REMIC I, as applicable. No substitution of a Qualified Substitute Mortgage Loan for a deleted Mortgage Loan shall be permitted under this Agreement if, after such substitution, the aggregate of the Stated Principal Balances of all Qualified Substitute Mortgage Loans which have been substituted for deleted Mortgage Loans exceeds 10% of the aggregate Cut-off Date Balance of all the Mortgage Loans and the Other Mortgage Loans. Periodic Payments due with respect to any Qualified Substitute Mortgage Loan on or prior to the related date of substitution shall not be part of the Trust Fund or REMIC I.

            (e) This Section 3 provides the sole remedies available to the Purchaser, the Certificateholders, or the Trustee (on whose behalf the Certificate Administrator may act) on behalf of the Certificateholders, respecting any Document Defect in a Mortgage File or any Breach of any representation or warranty set forth in or required to be made pursuant to this
Section 3.

            SECTION 4. Representations, Warranties and Covenants of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents, warrants and covenants for the benefit of the Seller as of the date hereof that:

            (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and the Purchaser has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

            (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, conservatorship or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c) The execution and delivery of this Agreement by the Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's articles of incorporation or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject if compliance therewith is necessary (1) ensure the enforceability of this Agreement or (2) for the Purchaser to perform its duties and obligations under this Agreement or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

            (d) The Purchaser is not a party to or bound by any agreement or instrument or subject to any articles of association, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Purchaser of its obligations under this Agreement (except to the extent such consent has been obtained).

            (e) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of, or compliance by the Purchaser with, this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

            (f) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the aggregate Purchase Consideration.

            (g) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

            (h) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

            SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP on the Closing Date. The Closing shall be subject to each of the following conditions:

            (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date;

            (b) All documents specified in Section 6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, the Seller, the Underwriters and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (c) The Seller shall have delivered and released to the Custodian and the applicable Master Servicer, respectively, all documents represented to have been or required to be delivered to the Custodian and the applicable Master Servicer pursuant to Section 2 of this Agreement;

            (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller and the Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date;

            (f) One or more letters from the independent accounting firm of Ernst & Young LLP, in form satisfactory to the Purchaser and relating to certain information regarding the Mortgage Loans and Certificates as set forth in the Prospectus (as defined in Section 6(d) of this Agreement) and Prospectus Supplement (as defined in Section 6(d) of this Agreement), respectively; and

            (g) The Seller shall have executed and delivered concurrently herewith that certain Indemnification Agreement, dated as of March 1, 2007, among the Seller, Countrywide Commercial Real Estate Finance, Inc., Merrill Lynch Mortgage Lending, Inc., IXIS Real Estate Capital Inc., Wells Fargo Bank, National Association, the Purchaser, the Underwriters and the Initial Purchasers. Both parties agree to use their best reasonable efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

            (a) (i) This Agreement duly executed by the Purchaser and the Seller, (ii) the Pooling and Servicing Agreement duly executed by the parties thereto and (iii) the agreement(s) pursuant to which the servicing rights with respect to the Mortgage Loans are being sold to the applicable Master Servicer (such agreement(s), individually and/or collectively, the "Servicing Rights Purchase Agreement");

            (b) An officer's certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

            (c) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or therein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

            (d) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser, the Underwriters and Initial Purchasers may rely, to the effect that
(i) such officer has carefully examined the Specified Portions (as defined below) of the Free Writing Prospectus and nothing has come to his/her attention that would lead him/her to believe that the Specified Portions of the Free Writing Prospectus, as of the Time of Sale or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, (ii) such officer has carefully examined the Specified Portions (as defined below) of the Prospectus Supplement and nothing has come to his/her attention that would lead him/her to believe that the Specified Portions of the Prospectus Supplement, as of the date of the Prospectus Supplement or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, and (iii) such officer has carefully examined the Specified Portions (as defined below) of the Memorandum (pursuant to which certain classes of the Private Certificates are being privately offered) and nothing has come to his/her attention that would lead him/her to believe that the Specified Portions of the Memorandum, as of the date thereof or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

            (e) The "Specified Portions" of the Free Writing Prospectus shall consist of Annex A-1 thereto, entitled "Certain Characteristics of the Mortgage Loans" (insofar as the information contained in Annex A-1 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-2 to the Free Writing Prospectus, entitled "Certain Statistical Information Regarding the Mortgage Loans" (insofar as the information contained in Annex A-2 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-3 to the Free Writing Prospectus, entitled "Resurgens Plaza Trust Mortgage Loan Amortization Schedule", Annex B to the Free Writing Prospectus entitled "Certain Characteristics Regarding Multifamily Properties" (insofar as the information contained in Annex B relates to the Mortgage Loans sold by the Seller hereunder), Annex C to the Free Writing Prospectus, entitled "Description of the Ten Largest Mortgage Loans or Groups of Cross-Collateralized Mortgage Loans" (insofar as the information contained in Annex C relates to the Mortgage Loans sold by the Seller hereunder), the CD-ROM which accompanies the Free Writing Prospectus (insofar as such CD-ROM is consistent with Annex A-1, Annex A-2 and/or Annex B), and the following sections of the Free Writing Prospectus (only to the extent that any such information relates to the Seller or the Mortgage Loans sold by the Seller hereunder and exclusive of any statements in such sections that purport to describe the servicing and administration provisions of the Pooling and Servicing Agreement and exclusive of aggregated numerical information that includes the Other Mortgage Loans): "Summary of Free Writing Prospectus--Relevant Parties--Sponsors/Mortgage Loan Sellers", "Summary of Free Writing Prospectus--The Mortgage Loans and the Mortgaged Real Properties", "Risk Factors--Risks Related to the Mortgage Loans", "Description of the Mortgage Pool" and "Transaction Participants--The Sponsors and Mortgage Loan Sellers".

            The "Specified Portions" of the Prospectus Supplement shall consist of Annex A-1 thereto, entitled "Certain Characteristics of the Mortgage Loans" (insofar as the information contained in Annex A-1 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-2 to the Prospectus Supplement, entitled "Certain Statistical Information Regarding the Mortgage Loans" (insofar as the information contained in Annex A-2 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-3 to the Prospectus Supplement, entitled "Resurgens Plaza Trust Mortgage Loan Amortization Schedule", Annex B to the Prospectus Supplement entitled "Certain Characteristics Regarding Multifamily Properties" (insofar as the information contained in Annex B relates to the Mortgage Loans sold by the Seller hereunder), Annex C to the Prospectus Supplement, entitled "Description of the Ten Largest Mortgage Loans or Groups of Cross-Collateralized Mortgage Loans" (insofar as the information contained in Annex C relates to the Mortgage Loans sold by the Seller hereunder), the CD-ROM which accompanies the Prospectus Supplement (insofar as such CD-ROM is consistent with Annex A-1, Annex A-2 and/or Annex B), and the following sections of the Prospectus Supplement (only to the extent that any such information relates to the Seller or the Mortgage Loans sold by the Seller hereunder and exclusive of any statements in such sections that purport to describe the servicing and administration provisions of the Pooling and Servicing Agreement and exclusive of aggregated numerical information that includes the Other Mortgage Loans):
"Summary of Prospectus Supplement--Relevant Parties--Sponsors/Mortgage Loan Sellers", "Summary of Prospectus Supplement--The Mortgage Loans and the Mortgaged Real Properties", "Risk Factors--Risks Related to the Mortgage Loans", "Description of the Mortgage Pool", "Transaction Participants--The Sponsors" and "Transaction Participants--The Sponsors and Mortgage Loan Sellers".

            The "Specified Portions" of the Memorandum shall consist of the Specified Portions of the Prospectus Supplement (as attached as an exhibit to the Memorandum).

            For purposes of this Section 6(d) and this Agreement, the following terms have the meanings set forth below:

            "Free Writing Prospectus" means the Offering Prospectus dated February 20, 2007, and relating to the Publicly-Offered Certificates (the first two (2) pages of which are attached hereto as Schedule III), as supplemented and amended by that certain free writing prospectus (the first two (2) pages of which are attached hereto as Schedule IV) distributed to potential investors in the Publicly-Offered Certificates on February 26, 2007;

            "Memorandum" means the confidential Private Placement Memorandum dated March 1, 2007, and relating to the Private Certificates;

            "Prospectus" means the prospectus dated March 1, 2007.

            "Prospectus Supplement" means the prospectus supplement dated March 1, 2007, that supplements the Prospectus and relates to the Publicly-Offered Certificates; and

            "Time of Sale" means March 1, 2007, at 12:15 p.m.

            (f) Each of: (i) the resolutions of the Seller's board of directors or a committee thereof authorizing the Seller's entering into the transactions contemplated by this Agreement, (ii) the articles of association and bylaws of the Seller, and (iii) a certificate of corporate existence of the Seller issued by the Office of the Comptroller of the Currency not earlier than thirty (30) days prior to the Closing Date;

            (g) A written opinion of counsel for the Seller relating to organizational and enforceability matters (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Certificate Administrator, the Custodian, the Underwriters, the Initial Purchasers and each of the Rating Agencies, together with such other written opinions, including as to insolvency matters, as may be required by the Rating Agencies; and

            (h) Such further certificates, opinions and documents as the Purchaser may reasonably request prior to the Closing Date.

            SECTION 7. Costs. Whether or not this Agreement is terminated, both the Seller and the Purchaser shall pay their respective share of the transaction expenses incurred in connection with the transactions contemplated herein as set forth in the closing statement prepared by the Purchaser and delivered to and approved by the Seller on or before the Closing Date, and in the memorandum of understanding to which the Seller and the Purchaser (or an affiliate thereof) are parties with respect to the transactions contemplated by this Agreement.

            SECTION 8. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 of this Agreement be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the UCC of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 of this Agreement shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation, all amounts, other than investment earnings (other than investment earnings required by Section 3.19(a) of the Pooling and Servicing Agreement to offset Prepayment Interest Shortfalls), from time to time held or invested in the applicable Master Servicer's Collection Account, the Distribution Account or, if established, the REO Account whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by
Section 1 of this Agreement shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the UCC of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement. The Seller does hereby consent to the filing by the Purchaser of financing statements relating to the transactions contemplated hereby without the signature of the Seller.

            SECTION 9. Notice of Exchange Act Reportable Events. The Seller hereby agrees to deliver to the Purchaser any disclosure information relating to any event, specifically relating to the Seller, reasonably determined in good faith by the Purchaser as required to be reported on Form 8-K, Form 10-D or Form 10-K by the Trust Fund (in formatting reasonably appropriate for inclusion in such form) insofar as such disclosure is required under Item 1117 or 1119 of Regulation AB or Item 1.03 to Form 8-K. The Seller shall use reasonable efforts to deliver proposed disclosure language relating to any event, specifically relating to the Seller (in its role as Sponsor), described under Item 1117 or 1119 of Regulation AB or Item 1.03 to Form 8-K to the Purchaser as soon as reasonably practicable after the Seller becomes aware of such event and in no event more than two business days following the occurrence of such event if such event is reportable under Item 1.03 to Form 8-K. The obligation of the Seller to provide the above referenced disclosure materials in any fiscal year of the Trust will terminate upon the Certificate Administrator's filing of a Form 15 with respect to the Trust as to that fiscal year in accordance with Section 8.16 of the Pooling and Servicing Agreement or the reporting requirements with respect to the Trust under the Securities Exchange Act of 1934, as amended (the "1934 Act") have otherwise automatically suspended. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section 9 will be used in the preparation of reports on Form 8-K, Form 10-D or Form 10-K with respect to the Trust as required under the 1934 Act and any applicable rules promulgated thereunder and as required under Regulation AB.

            SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and sent either by certified mail (return receipt requested) or by courier service (proof of delivery requested) and also by facsimile transmission to the intended recipient at the "Address for Notices" specified for such party on Exhibit A hereto, or as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when received (in the case of a notice sent by mail or courier service) or transmitted (in the case of a faxed notice), in each case given or addressed as aforesaid.

            SECTION 11. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee).

            SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 14. GOVERNING LAW; WAIVER OF TRIAL BY JURY. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT. THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            SECTION 15. Attorneys' Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party that obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party that commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

            SECTION 16. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 17. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the Underwriters (as intended third party beneficiaries hereof), the Initial Purchasers (also as intended third party beneficiaries hereof) and their permitted successors and assigns. This Agreement is enforceable by the Underwriters, the Initial Purchasers and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

            SECTION 18. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party hereto against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, including, without limitation, any defined terms therein, unless the Seller has consented to such amendment or modification in writing.

            SECTION 19. Accountants' Letters. The parties hereto shall cooperate with Ernst & Young LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement and the Certificate Purchase Agreement.

            SECTION 20. Knowledge. Whenever a representation or warranty or other statement in this Agreement (including, without limitation, Schedule I hereto) is made with respect to a Person's "knowledge," such statement refers to such Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

            SECTION 21. Cross-Collateralized Mortgage Loans. Each Crossed Loan Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans in a Crossed Loan Group shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including, without limitation, each of the representations and warranties set forth in
Schedule I hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 21. In addition, if there exists with respect to any Crossed Loan Group only one original of any document referred to in the definition of "Mortgage File" in this Agreement and covering all the Mortgage Loans in such Crossed Loan Group, the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such Crossed Loan Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan.

                           [SIGNATURE PAGES TO FOLLOW]

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                       SELLER

                                       KEYBANK NATIONAL ASSOCIATION

                                       By: /s/ Clay M. Sublett
                                          --------------------------------------
                                          Name: Clay M. Sublett
                                          Title: Authorized Official

                                       PURCHASER

                                       MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                       By: /s/ David M. Rodgers
                                          --------------------------------------
                                          Name: David M. Rodgers
                                          Title: Executive Vice President, Chief
                                          Officer in Charge of Commercial
                                          Mortgage Securitization

                                       EXHIBIT A

Seller:
------

Address for Notices:

KeyBank National Association
c/o KeyBank Real Estate Capital
911 Main Street, Suite 1500
Kansas City, Missouri 64105
Attention: Clay M. Sublett
Facsimile No.: (816) 221-8848

with a copy to:

KeyBank National Association
127 Public Square
Cleveland, Ohio 44114
Attention: Robert C. Bowes
Facsimile No.:(216) 689-5681

Polsinelli Shalton Flanigan Suelthaus PC
700 West 47th St., Suite 10000
Kansas City, Missouri 64112
Attention: Kraig Kohring
Facsimile No.:(816) 753-1536

Purchaser:
---------
Address for Notices:

Merrill Lynch Mortgage Investors, Inc.
c/o Global Commercial Real Estate
4 World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attention:  David M. Rodgers
Telecopier No.:  (212) 449-7684

with a copy to:

Merrill Lynch Mortgage Investors, Inc.
c/o Global Commercial Real Estate
4 World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attn: Director of CMBS Securitizations
Facsimile No.: (212) 449-7684

Merrill Lynch Mortgage Investors, Inc.
4 World Financial Center, 12th Floor
250 Vesey Street
New York, New York 10080

Attention: General Counsel for Global
           Commercial Real Estate in the Office
           of the General Counsel
Telecopier No.:  (212) 449-0265

                                   SCHEDULE I

                  Mortgage Loan Representations and Warranties

            For purposes of this Schedule I, the "Value" of a Mortgaged Property shall mean the value of such Mortgaged Property as determined by the appraisal (and subject to the assumptions set forth in the appraisal) performed in connection with the origination of the related Mortgage Loan.

            1. Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule with respect to the Mortgage Loans is true and correct in all material respects (and contains all the items listed in the definition of "Mortgage Loan Schedule") as of the dates of the information set forth therein or, if not set forth therein, and in all events no earlier than, as of the respective Cut-off Dates for the Mortgage Loans.

            2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances (except for certain servicing rights as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto and the rights of a holder of a related Non-Trust Loan pursuant to a Loan Combination Intercreditor Agreement). The Seller has validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (except for certain servicing rights as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto); provided that recording and/or filing of various transfer documents are to be completed after the Closing Date as contemplated hereby and by the Pooling and Servicing Agreement. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is, or shall be as of the Closing Date, genuine.

            3. Payment Record. No scheduled payment of principal and/or interest under any Mortgage Loan was 30 days or more past due as of the Due Date for such Mortgage Loan in March 2007, without giving effect to any applicable grace period, nor was any such payment 30 days or more delinquent since the date of origination of any Mortgage Loan, without giving effect to any applicable grace period.

            4. Lien; Valid Assignment. Each Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, and there are no liens and/or encumbrances that are pari passu with the lien of such Mortgage, in any event subject, however, to the following (collectively, the "Permitted Encumbrances"): (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties; (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a "marked-up" commitment binding upon the title insurer or escrow instructions binding on the title insurer and irrevocably obligating the title insurer to issue such title insurance policy); (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a "marked-up" commitment binding upon the title insurer or escrow instructions binding on the title insurer and irrevocably obligating the title insurer to issue such title insurance policy); (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property; (f) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Crossed Group; (g) if the related Mortgaged Property consists of one or more units in a condominium, the related condominium declaration; and (h) the rights of the holder of any Non-Trust Loan that is part of a related Loan Combination to which any such Mortgage Loan belongs. The Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related Mortgage, the current principal use of the related Mortgaged Property, the Value of the Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan. The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee.

            5. Assignment of Leases and Rents. There exists, as part of the related Mortgage File, an Assignment of Leases (either as a separate instrument or as part of the Mortgage) that relates to and was delivered in connection with each Mortgage Loan and that establishes and creates a valid, subsisting and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Mortgagor described therein, except for Permitted Encumbrances and except for the holder of any related Non-Trust Loan that is part of a related Loan Combination to which any such Mortgage Loan belongs, and except that a license may have been granted to the related Mortgagor to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases, including, without limitation, the right to operate the related leased property so long as no event of default has occurred under such Mortgage Loan; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Assignment of Leases from the relevant assignor to the Trustee. The related Mortgage or related Assignment of Leases, subject to applicable law, provides for the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession of the related Mortgaged Property to collect the rents or provides for rents to be paid directly to the related mortgagee, if there is an event of default beyond applicable notice and grace periods. Except for the holder of the related Non-Trust Loan with respect to any Mortgage Loan that is part of a Loan Combination, no person other than the related Mortgagor owns any interest in any payments due under the related leases on which the Mortgagor is the landlord, covered by the related Assignment of Leases.

            6. Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded in any manner, (b) neither the related Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage and (c) the related Mortgagor has not been released from its obligations under such Mortgage, in whole or in material part. With respect to each Mortgage Loan, since the later of (a) February 20, 2007 and
(b) the closing date of such Mortgage Loan, the Seller has not executed any written instrument that (i) impaired, satisfied, canceled, subordinated or rescinded such Mortgage Loan, (ii) waived, modified or altered any material term of such Mortgage Loan, (iii) released the Mortgaged Property or any material portion thereof from the lien of the related Mortgage, or (iv) released the related Mortgagor from its obligations under such Mortgage Loan in whole or material part. For avoidance of doubt, the preceding sentence does not relate to any release of escrows by the Seller or a servicer on its behalf.

            7. Condition of Property; Condemnation. In the case of each Mortgage Loan, except as set forth in an engineering report prepared by an independent engineering consultant in connection with the origination of such Mortgage Loan, the related Mortgaged Property is, to the Seller's knowledge, in good repair and free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds, letter of credit or insurance coverage exists sufficient to effect the necessary repairs and maintenance). As of the date of origination of the Mortgage Loan, there was no proceeding pending for the condemnation of all or any material part of the related Mortgaged Property. As of the Closing Date, the Seller has not received notice and has no knowledge of any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. As of the date of origination of each Mortgage Loan and, to the Seller's knowledge based upon surveys and/or the title insurance policy referred to in representation 8 below, as of the date hereof,
(a) none of the material improvements on the related Mortgaged Property encroach upon the boundaries and, to the extent in effect at the time of construction, do not encroach upon the building restriction lines of such property, and none of the material improvements on the related Mortgaged Property encroached over any easements, except, in each case, for encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below or that do not materially and adversely affect the Value or current use of such Mortgaged Property and (b) no improvements on adjoining properties encroached upon such Mortgaged Property so as to materially and adversely affect the Value of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below.

            8. Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association (or an equivalent form of) lender's title insurance policy (the "Title Policy") (or, if such policy has yet to be issued, by a pro forma policy, a "marked up" commitment binding on the title insurer or escrow instructions binding on the title insurer irrevocably obligating the title insurer to issue such title insurance policy) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the Permitted Encumbrances, except that in the case of a Mortgage Loan as to which the related Mortgaged Property is made up of more than one parcel of property, each of which is secured by a separate Mortgage, such Mortgage (and therefore the related Title Policy) may be in an amount less than the original principal amount of the Mortgage Loan, but is not less than the allocated amount of subject parcel constituting a portion of the related Mortgaged Property. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) inures to the benefit of the Trustee as sole insured without the consent of or notice to the insurer. Such Title Policy contains no material exclusion for whether, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available) that, (a) the related Mortgaged Property has access to a public road, and (b) the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

            9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts (pending the satisfaction of certain conditions relating to leasing, repair or other matters with respect to the related Mortgaged Property) documented as part of the Mortgage Loan documents and the rights to which are transferred to the Trustee) and there is no obligation for future advances with respect thereto.

            10. Mortgage Provisions. The Mortgage Loan documents for each Mortgage Loan, together with applicable state law, contain customary and, subject to the limitations and exceptions set forth in representation 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby, including, without limitation, judicial or non-judicial foreclosure or similar proceedings (as applicable for the jurisdiction where the related Mortgaged Property is located). None of the Mortgage Loan documents contains any provision that expressly excuses the related Mortgagor from obtaining and maintaining insurance coverage for acts of terrorism.

            11. Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are or will become payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

            12. Environmental Conditions. Except in the case of the Mortgaged Properties identified on Annex B hereto (as to which properties the only environmental investigation conducted in connection with the origination of the related Mortgage Loan related to asbestos-containing materials and lead-based paint), (a) an environmental site assessment meeting ASTM standards and covering all environmental hazards typically assessed for similar properties including use, type and tenants of the related Mortgaged Property, a transaction screen meeting ASTM standards or an update of a previously conducted environmental site assessment (which update may have been performed pursuant to a database update), was performed by an independent third-party environmental consultant (licensed to the extent required by applicable state law) with respect to each Mortgaged Property securing a Mortgage Loan in connection with the origination of such Mortgage Loan, (b) the report of each such assessment, update or screen, if any (an "Environmental Report"), is dated no earlier than (or, alternatively, has been updated within) twelve (12) months prior to the date hereof, (c) a copy of each such Environmental Report has been delivered to the Purchaser, and (d) either: (i) no such Environmental Report, if any, reveals that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) one or more parties not related to the related Mortgagor and collectively having financial resources reasonably estimated to be adequate to cure the violation was identified as the responsible party or parties for such conditions or circumstances, and such conditions or circumstances do not materially impair the Value of the related Mortgaged Property, (B) the related Mortgagor was required to provide additional security reasonably estimated to be adequate to cure the violations and/or to obtain and, for the period contemplated by the related Mortgage Loan documents, maintain an operations and maintenance plan, (C) the related Mortgagor, or other responsible party, provided a "no further action" letter or other evidence that would be acceptable to a reasonably prudent commercial mortgage lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such conditions or circumstances, (D) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation,
(E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage Loan, (F) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (G) the related Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (H) a responsible party provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of origination of the related Mortgage Loan, such responsible party had financial resources reasonably estimated to be adequate to cure the subject violation in all material respects. To the Seller's actual knowledge and without inquiry beyond the related Environmental Report, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Mortgagor questionnaire delivered to the Seller in connection with the issue of any related environmental insurance policy, if applicable, that would require investigation or remediation by the related Mortgagor under, or otherwise be a material violation of, any applicable environmental law. The Mortgage Loan documents for each Mortgage Loan require the related Mortgagor to comply in all material respects with all applicable federal, state and local environmental laws and regulations. Each of the Mortgage Loans identified on Annex C hereto is covered by a secured creditor environmental insurance policy and each such policy is noncancellable during its term, is in the amount at least equal to 125% of the principal balance of the Mortgage Loan, has a term ending no sooner than the date which is five years after the maturity date of the Mortgage Loan to which it relates and either does not provide for a deductible or the deductible amount is held in escrow and all premiums have been paid in full. Each Mortgagor represents and warrants in the related Mortgage Loan documents that except as set forth in certain environmental reports and to its knowledge it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related Mortgagor (or affiliate thereof) has agreed to indemnify, defend and hold the Seller and its successors and assigns harmless from and against any and all losses, liabilities, damages, injuries, penalties, fines, out-of-pocket expenses and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by or asserted against, any such party resulting from a breach of environmental representations, warranties or covenants given by the Mortgagor in connection with such Mortgage Loan.

            13. Loan Document Status. Each Mortgage Note, Mortgage, and each other agreement executed by or on behalf of the related Mortgagor with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or one form of action law or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, receivership, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally, (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (iii) public policy considerations underlying applicable securities laws, to the extent that such public policy considerations limit the enforceability of provisions that purport to provide indemnification from liabilities under applicable securities laws, and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. There is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

            14. Insurance. Except in certain cases where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating (and, if rated by Fitch, a credit rating of at least "A-" by Fitch) and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance (or the equivalent) policy, in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full insurable replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property is also covered by comprehensive general liability insurance in amounts customarily required by prudent commercial mortgage lenders for properties of similar types. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months (or a specified dollar amount which is reasonably estimated to cover no less than twelve (12) months of rental income), unless such Mortgaged Property constitutes a manufactured housing community. If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V), and flood insurance was available, a flood insurance policy is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of: (1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (2) the outstanding principal balance of such Mortgage Loan, and (3) the maximum amount of insurance available under the applicable federal flood insurance program. Each Mortgaged Property located in California or in seismic zones 3 and 4 is covered by seismic insurance to the extent such Mortgaged Property has a probable maximum loss of greater than twenty percent (20%) of the replacement value of the related improvements, calculated using methodology acceptable to a reasonably prudent commercial mortgage lender with respect to similar properties in the same area or earthquake zone. Each Mortgaged Property located within Florida or within 25 miles of the coast of North Carolina, South Carolina, Georgia, Alabama, Mississippi, Louisiana or Texas is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of the related Mortgage Loan and (ii) 100% of the insurable replacement cost of the improvements located on such Mortgaged Property (less physical depreciation). All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without at least ten (10) days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Additionally, for any Mortgage Loan having a Cut-off Date Balance equal to or greater than $20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability or financial strength rating from S&P or Moody's of not less than A-minus (or the equivalent), or from A.M. Best Company of not less than "A-minus: V" (or the equivalent) and, if rated by Fitch, of not less than "A-" from Fitch (or the equivalent). With respect to each Mortgage Loan, the related Mortgage Loan documents require that the related Mortgagor or a tenant of such Mortgagor maintain insurance as described above or permit the related mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage Loan documents for each Mortgage Loan provide that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of all or part of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage Loan documents may entitle the related Mortgagor to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Mortgagor holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in representation 18 below).

            Each Mortgaged Property is insured by an "all-risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

            15. Taxes and Assessments. There are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that have not been paid or are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments and other charges shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

            16. Mortgagor Bankruptcy. No Mortgagor under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

            17. Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report or an endorsement to the related Title Policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located (including, without limitation, when commercially reasonable, a representation of the related Mortgagor at the time of origination of the subject Mortgage Loan), the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the Value of the related Mortgaged Property). In the case of each legal non-conforming use or structure, the related Mortgaged Property may be restored or repaired to the full extent of the use or structure at the time of such casualty or law and ordinance coverage has been obtained in an amount that would be required by prudent commercial mortgage lenders (or, if the related Mortgaged Property may not be restored or repaired to the full extent of the use or structure at the time of such casualty and law and ordinance coverage has not been obtained in an amount that would be required by prudent commercial mortgage lenders, such fact does not materially and adversely affect the Value of the related Mortgaged Property).

            18. Material Leasehold Estate. If any Mortgage Loan is secured by the interest of a Mortgagor as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee Interest"), then:

            (i) such Ground Lease or a memorandum thereof has been or will be promptly and duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File; and if required by such Ground Lease, the lessor thereunder has received notice of the lien of the related Mortgage in accordance with the provisions of such Ground Lease;

            (ii) the related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted Encumbrances;

            (iii) upon foreclosure of such Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained); provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid;

            (iv) such Ground Lease is in full force and effect, and, to the Seller's knowledge, no material default has occurred under such Ground Lease;

            (v) such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage Loan; and such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

            (vi) the mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

            (vii) such Ground Lease either (i) has an original term which extends not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage Loan, or (ii) has an original term, which together with extension options that are exercisable by the lender upon its taking possession of the Mortgagor's leasehold interest and that, if exercised, would cause the term of such Ground Lease to extend not less than twenty
      (20) years beyond the Stated Maturity Date of such Mortgage Loan;

            (viii) such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease for any reason, including as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Mortgagor, unless the mortgagee under such Mortgage Loan fails to cure a default of the lessee that is susceptible to cure by the mortgagee under such Ground Lease following notice thereof from the lessor;

            (ix) under the terms of such Ground Lease and the related Mortgage or related Mortgage Loan documents, taken together, any related casualty insurance proceeds (other than de minimis amounts for minor casualties) with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

            (x) such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the related Mortgaged Property is located at the time of the origination of such Mortgage Loan; and

            (xi) such Ground Lease provides that (i) it may not be amended, modified, cancelled or terminated without the prior written consent of the mortgagee under such Mortgage Loan, and (ii) any such action without such consent is not binding on such mortgagee, its successors or assigns.

            19. Qualified Mortgage. Each Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury Regulations
Section 1.860G-2(a) (but without regard to the rule in Treasury Regulations
Section 1.860G-2(a)(3) or Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage under certain circumstances). Each Mortgage Loan is directly secured by an interest in real property (within the meaning of Treasury Regulations Section 1.856-3(c) and 1.856-3(d)), and either (1) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of such Mortgage Loan at the time the Mortgage Loan was (a) originated or modified (within the meaning of Treasury Regulations Section 1.860G-2(b)(1)) or (b) contributed to the Trust Fund, or (2) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect an interest in real property and such interest in real property was the only security for the Mortgage Loan at the time such Mortgage Loan was originated or modified. For purposes of the previous sentence, the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is in parity with the Mortgage Loan.

            20. Advancement of Funds. In the case of each Mortgage Loan, neither the Seller nor, to the Seller's knowledge, any prior holder of such Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (other than (a) amounts paid by the tenant as specifically provided under a related lease or by the property manager or (b) application and commitment fees, escrow funds, points and reimbursements for fees and expenses incurred in connection with the origination and funding of the Mortgage Loan), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

            21. No Equity Interest, Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Mortgagor, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) subject to available funds, a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related monthly payment.

            22. Legal Proceedings. To the Seller's knowledge, there are no pending actions, suits, proceedings or governmental investigations by or before any court or governmental authority against or affecting the Mortgagor under any Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

            23. Other Mortgage Liens. Except with respect to another Mortgage Loan (which will also be an asset of the Trust Fund) cross-collateralized with a Mortgage Loan, none of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any other mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, except as indicated in the preceding sentence and except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage. The related Mortgage Loan documents require the Mortgagor under each Mortgage Loan to pay all reasonable costs and expenses related to any required consent to an encumbrance, including any applicable Rating Agency fees, or would permit the related mortgagee to withhold such consent if such costs and expenses are not paid by a party other than such mortgagee.

            24. No Mechanics' Liens. As of the date of origination, each Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) was free and clear of any and all mechanics' and materialmen's liens that were prior or equal to the lien of the related Mortgage and that were not bonded or escrowed for or covered by title insurance. As of the Closing Date, to the Seller's knowledge: (i) each Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (ii) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

            25. Compliance. Other than any default interest or late charges, each Mortgage Loan (other than ARD Loans after their respective Anticipated Repayment Dates) complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

            26. Licenses and Permits. To the Seller's knowledge, as of the date of origination of each Mortgage Loan and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related Mortgagor at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a commercially reasonable originator of similar mortgage loans in the jurisdiction where the related Mortgaged Property is located customarily performs in the origination of comparable mortgage loans, the related Mortgagor, the related lessee, franchise or operator was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

            27. Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool. With respect to any group of cross-collateralized Mortgage Loans, the sum of the amounts of the respective Mortgages recorded on the related Mortgaged Properties with respect to such Mortgage Loans is at least equal to the total amount of such Mortgage Loans.

            28. Releases of Mortgaged Properties. No Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon (i) payment in full of all amounts due under the related Mortgage Loan or (ii) delivery of "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), in connection with a defeasance of the related Mortgage Loan; provided that the Mortgage Loans that are Crossed Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements or (ii) the payment of a release price in connection therewith; and provided, further, that certain Crossed Groups or individual Mortgage Loans secured by multiple parcels may permit the related Mortgagor to obtain the release of one or more of the related Mortgaged Properties by substituting comparable real estate property, subject to, among other conditions precedent, receipt of confirmation from each Rating Agency that such release and substitution will not result in a qualification, downgrade or withdrawal of any of its then-current ratings of the Certificates; and provided, further, that any Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan.

            29. Defeasance. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance (i) no earlier than two years following the Closing Date and (ii) only with substitute collateral constituting "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act. To the Seller's knowledge, the provisions of each such Mortgage Loan, if any, permitting defeasance are only for the purpose of facilitating the disposition of a Mortgaged Property and are not part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.

            30. Defeasance and Assumption Costs. If any Mortgage Loan permits defeasance, then the related Mortgage Loan documents provide that the related Mortgagor is responsible for the payment of all reasonable costs and expenses associated with defeasance incurred by the related mortgagee, including Rating Agency fees. If any Mortgage Loan permits assumptions, then the related Mortgage Loan documents provide that the related Mortgagor is responsible for all reasonable costs and expenses associated with an assumption incurred by the related mortgagee.

            31. Fixed Rate Loans. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate, late charge or prepayment premium.

            32. Inspection. The Seller or an affiliate thereof inspected, or caused the inspection of, the related Mortgaged Property within the preceding twelve (12) months.

            33. No Material Default. To the Seller's knowledge, after due inquiry consistent with the inquiry a reasonably prudent commercial mortgage lender would conduct under similar circumstances, there exists no material default, breach, violation or event of acceleration under the Mortgage Note or Mortgage for any Mortgage Loan (other than payments due but not yet 30 days or more delinquent); provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule I.

            34. Due-on-Sale. The Mortgage, Mortgage Note or loan agreement for each Mortgage Loan contains a "due-on-sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the holder of such Mortgage, either the related Mortgaged Property, or any direct controlling equity interest in the related Mortgagor, is transferred or sold, other than by reason of family and estate planning transfers, transfers by devise or descent or by operation of law upon death, transfers of less than a controlling interest in the Mortgagor, transfers of shares in public companies, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage Loan, transfers among existing members, partners or shareholders in the Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized Mortgage Loans or multi-property Mortgage Loans, transfers among co-Mortgagors, transfers of worn-out or obsolete furniture, furnishings and equipment or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan.

            35. Single Purpose Entity. The Mortgagor on each Mortgage Loan with a Cut-off Date Balance of $5,000,000 or more was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that during the term of the Mortgage Loan it may only own and operate one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents generally further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person, that it holds itself out as a legal entity (separate and apart from any other person), that it will not guarantee or assume the debts of any other person, that it will not commingle assets with affiliates, and that it will not transact business with affiliates (except to the extent required by any cash management provisions of the related Mortgage Loan documents) except on an arm's-length basis.

            36. Whole Loan. Each Mortgage Loan is a whole loan (which term includes any Mortgage Loan that is part of a Loan Combination, but does not include any related Non-Trust Loan) and not a participation interest in a mortgage loan.

            37. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related Title Policy insuring same, or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots, which shall be effective for the next tax year.

            38. ARD Loans. Each ARD Loan requires scheduled monthly payments of principal and/or interest. If any ARD Loan is not paid in full by its Anticipated Repayment Date, and assuming it is not otherwise in default, (i) the rate at which such ARD Loan accrues interest will increase by at least two (2) percentage points and (ii) the related Mortgagor is required to enter into a lockbox arrangement on the ARD Loan whereby all revenue from the related Mortgaged Property shall be deposited directly into a designated account controlled by the applicable servicer.

            39. Security Interests. A UCC financing statement has been filed and/or recorded, or submitted for filing and/or recording (or submitted to a title company for filing and/or recording pursuant to escrow instructions), in all places necessary to perfect (to the extent that the filing or recording of such a UCC financing statement can perfect such a security interest) a valid security interest in the personal property of the related Mortgagor granted under the related Mortgage. If any Mortgaged Property securing a Mortgage Loan is operated as a hospitality property, then (a) the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Mortgaged Property establish and create a valid security interest in all items of personal property owned by the related Mortgagor which are material to the conduct in the ordinary course of the Mortgagor's business on the related Mortgaged Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing; and (b) one or more UCC financing statements covering such personal property have been filed and/or recorded (or have been sent for filing or recording or submitted to a title company for filing or recording pursuant to escrow instructions) wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing of a UCC financing statement under applicable law). The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the Seller) executed and delivered in favor of the Trustee constitutes a legal, valid and, subject to the limitations and exceptions set forth in representation 13 hereof, binding assignment thereof from the relevant assignor to the Trustee. Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

            40. Prepayment Premiums and Yield Maintenance Charges. Prepayment Premiums and Yield Maintenance Charges payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treasury Regulations Section 1.860G-1(b)(2).

            41. Commencement of Amortization. Unless such Mortgage Loan provides for interest only payments prior to its Stated Maturity Date or, in the case of an ARD Loan, prior to its Anticipated Repayment Date, each Mortgage Loan begins to amortize prior to its Stated Maturity Date.

            42. Servicing Rights. Except as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto, no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith which will remain in effect after the Closing Date.

            43. Recourse. The related Mortgage Loan documents contain provisions providing for recourse against the related Mortgagor, a principal of such Mortgagor or an entity controlled by a principal of such Mortgagor, for damages, liabilities, expenses or claims sustained in connection with the Mortgagor's fraud, material (or, alternatively, intentional) misrepresentation, waste or misappropriation of any tenant security deposits (in some cases, only after foreclosure or an action in respect thereof), rent (in some cases, only after an event of default), insurance proceeds or condemnation awards. The related Mortgage Loan documents contain provisions pursuant to which the related Mortgagor, a principal of such Mortgagor or an entity controlled by a principal of such Mortgagor, has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws.

            44. Assignment of Collateral. There is no material collateral securing any Mortgage Loan that is not being assigned to the Purchaser.

            45. Fee Simple Interest. Unless such Mortgage Loan is secured in whole or in material part by a Ground Lease and is therefore the subject of representation 18, the interest of the related Mortgagor in the Mortgaged Property securing each Mortgage Loan is a fee simple interest in real property and the improvements thereon, except for any portion of such Mortgaged Property that consists of a leasehold estate that is not a material ground lease, which ground lease is not the subject of representation 18.

            46. Escrows. All escrow deposits (including capital improvements and environmental remediation reserves) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage Loan documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Seller or its agents (which shall include the applicable Master Servicer). All such escrow deposits are being conveyed hereunder to the Purchaser. Any and all material requirements under each Mortgage Loan as to completion of any improvements and as to disbursement of any funds escrowed for such purpose, which requirements were to have been complied with on or before the date hereof, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

            47. Operating Statements. In the case of each Mortgage Loan, the related Mortgage or another Mortgage Loan document requires the related Mortgagor, in some cases at the request of the lender, to provide the holder of such Mortgage Loan with at least quarterly operating statements and rent rolls (if there is more than one tenant) for the related Mortgaged Property and annual financial statements of the related Mortgagor, and with such other information as may be required therein.

            48. Grace Period. With respect to each Mortgage Loan, the related Mortgage, Mortgage Note or loan agreement provides a grace period for delinquent monthly payments no longer than fifteen (15) days from the applicable Due Date or five (5) days from notice to the related Mortgagor of the default.

            49. Disclosure to Environmental Insurer. If the Mortgaged Property securing any Mortgage Loan identified on Annex C as being covered by a secured creditor policy, then the Seller:

            (i) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; or

            (ii) has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

in each case to the extent that the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

            50. No Fraud. No fraud with respect to a Mortgage Loan has taken place on the part of the Seller or any affiliated originator in connection with the origination of any Mortgage Loan.

            51. Servicing. The servicing and collection practices used with respect to each Mortgage Loan in all material respects have met customary standards utilized by prudent commercial mortgage loan servicers with respect to whole loans.

            52. Appraisal. In connection with its origination or acquisition of each Mortgage Loan, the Seller obtained an appraisal of the related Mortgaged Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal, or a letter from the appraiser, states that such appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, all as in effect on the date the Mortgage Loan was originated.

            53. Origination of the Mortgage Loans. The Seller originated all of the Mortgage Loans.

                             Annex A (to Schedule I)

                Exceptions to the Representations and Warranties

                                   [Attached]

                                  ML-CFC 2007-5
                                     KEYBANK
                           EXCEPTIONS TO MORTGAGE LOAN
                         REPRESENTATIONS AND WARRANTIES



Representation 2/Ownership of Mortgage Loans:

      A third party is entitled to a correspondent fee with respect to each of the following Mortgage Loans:

      Loan No. 10032961/Coca Cola Distribution Center

      Loan No. 10031759/Ashley Furniture Home Store

      Loan No. 10032581/Deer Creek Woods Building 3S

      Loan No. 10032816/Falletti Plaza

      Loan No. 10031404/The Marketplace at Hanford Shopping Center

      Loan No. 10028976/Slippery Rock Portfolio

      Loan No. 10032436/Vista Plaza

      Loan No. 10032437/The Shoppes at Deerfoot

Representation 6/Mortgage Status; Waivers and Modifications:

      With respect to Loan Nos. 10032076/FedEx Kinko's and 10032078/Barnes & Noble, modification agreements have been executed to document Seller's agreement at the time of the closing of such Mortgage Loans to waive the requirement for insurance coverage for acts of terrorism.

Representation 7/Condition of Property; Condemnation:

      With respect to Loan No. 10032773/Camp Hill Shopping Center, a condemnation proceeding is pending with respect to a proposed road widening. The unimproved portion of the Mortgaged Property to be taken pursuant to such condemnation proceeding has been identified and was not included in the underwriting of the Mortgage Loan. A partial release provision was included in the related Mortgage regarding such portion of the Mortgaged Property.

Representation 8/Title Insurance:

      With respect to Loan Nos. 10030722/Detroit Riverview Medical Complex and 10030839/St. Luke's Cornwall Medical Complex, each related Mortgage Loan is the first priority "A Loan" of an A/B structured loan transaction. The corresponding subordinate "B Loan" is owned by CBA-Mezzanine Capital Finance, LLC (or an Affiliate thereof) and is not included in the sale by the Seller to the Purchaser. Each Mortgage and title insurance policy are each in the amount of the sum of the principal balances of the respective Mortgage Loan and the corresponding subordinate "B Loan".

Representation 10/Mortgage Provisions:

      With respect to Loan No. 10031404/The Marketplace at Hanford Shopping Center, terrorism coverage is not required if the cost is commercially unreasonable.

      With respect to Loan Nos. 10032340/Conyers Plaza I and 10033423/Great Woods Marketplace, terrorism coverage is not required to the extent the premium for such coverage exceeds $50,000 annually.

      With respect to Loan No. 10032816/Falletti Plaza, terrorism coverage is not required if it becomes unavailable or the cost becomes commercially unreasonable.

      With respect to Loan No. 10032943/Highland Plaza Shopping Center, terrorism coverage is not required with respect to the portion of the Mortgaged Property leased to tenant Home Depot unless the related Mortgagor is carrying all insurance for such portion of the Mortgaged Property.

      With respect to Loan Nos. 10032076/FedEx Kinko's and 10032078/Barnes & Noble, the requirement for insurance coverage for acts of terrorism was waived.

      With respect to Loan Nos 100307221/Detroit Riverview Medical Complex and 10030829/St. Luke's Cornwall Medical Center, terrorism coverage is not required if the premium cost exceeds the combined premium costs of the property insurance and business interruption insurance as of the date of the procurement or renewal of the terrorism coverage.

Representation 12/Environmental Condition:

      The following Mortgaged Properties have Environmental Reports older than 12 months: South Rock Apartments (10028976); Montelone Apartments (10028976); Raymour & Flanigan (10028976).

Representation 14/Insurance:

      With respect to Loan No. 10032076/FedEx Kinko's, the business interruption coverage provides 6 rather than 12 months coverage.

      With respect to Loan No. 10032078/Barnes & Noble, no business interruption coverage was obtained.

      With respect to Loan No. 10032831/Panera Bread, provided the related guarantor maintains a net worth of not less than $15,000,000 and liquidity of not less than $1,000,000, the requirements that Seller be named as a mortgagee on the insurance policies and that Seller be entitled to notice of cancellation were waived.

      With respect to Loan No. 10030892/Shoppes of Blue Lake, the related Mortgage Loan documents require the maintenance of hazard insurance, but no other types of insurance are specifically required.

      With respect to Loan No. 10032961/Coca-Cola Distribution Center, the sole tenant self-insures the Mortgaged Property and (i) no business interruption/rent loss insurance coverage was obtained, and (ii) there is no policy insuring against property damage resulting from acts of terrorism.

      The insurance policies for the following Mortgage Loans have exclusions for acts of terrorism:

      Loan No. 10030892/Shoppes of Blue Lake;

      Loan No. 10032078/Barnes & Noble;

      Loan No. 10032831/Panera Bread; and

      Loan No. 10032943/Highland Plaza (with respect to the portion of the related Mortgaged Property leased to Home Depot).

Representation 18/Material Leasehold Estate:

      With respect to Loan No. 10032078/Barnes & Noble, the related Ground Lease requires the lessor to give notice of default to Mortgagee, but does not expressly provide that no notice of termination is effective against Mortgagee if such notice is not given to Mortgagee. Also with respect to Loan No. 10032078/Barnes & Noble, lessor's consent is required for an assignment following foreclosure, but not a sublease.

      With respect to Loan Nos. 10030722/Detroit Riverview Medical Complex and 10030891/St. Luke's Cornwall Medical Complex, each of the related Ground Leases provides that the Mortgagor's interest in such Ground Lease is assignable without lessor's consent upon foreclosure, but lessor's consent, which will not unreasonably be withheld or delayed, is required for further assignments following foreclosure.

      The following exceptions apply with respect to Loan No. 10032921/Resurgens
Plaza:

            (a) The lender, its nominee or successors and assigns are permitted to take the Ground Lease by assignment in connection with a foreclosure, but in order to assign the Ground Lease after foreclosure, the lessor's consent will have to be obtained, but such consent is not to be unreasonably withheld.

            (b) The Ground Lease does not expressly provide any notice of termination will not be effective against the Mortgagee unless a copy has been delivered; however, the lessor has agreed that it will not terminate the Ground Lease (unless the Mortgagee's cure period has expired) without Mortgagee's prior written consent, which is not to be unreasonable withheld.

            (c) The Ground Lease does not expressly provide any amendment modification, termination without the consent of mortgagee will not be binding on the mortgagee; however Mortgagee must receive notice and is obligated to not unreasonably withhold its consent to any modification or amendment of the Ground Lease.

Representation 23/Other Mortgage Liens:

      With respect to Loan Nos. 10030722/Detroit Riverview Medical Complex and 10030839/St. Luke's Cornwall Medical Complex, each related Mortgage Loan is the first priority "A Loan" of an A/B structured loan transaction. The corresponding subordinate "B Loan" is owned by CBA-Mezzanine Capital Finance, LLC (or an Affiliate thereof) and is not included in the sale by the Seller to the Purchaser. Each related Mortgage secures both the Mortgage Loan (with a first priority lien) and the corresponding "B Loan" (with a subordinate lien thereto).

Representation 27/Cross-Collateralization:

      With respect to Loan Nos. 10030722/Detroit Riverview Medical Complex and 10030839/St. Luke's Cornwall Medical Complex, each related Mortgage Loan is the first priority "A Loan" of an A/B structured loan transaction. The corresponding subordinate "B Loan" is owned by CBA-Mezzanine Capital Finance, LLC (or an Affiliate thereof) and is not included in the sale by the Seller to the Purchaser. Each related Mortgage secures both the Mortgage Loan (with a first priority lien) and the corresponding "B Loan" (with a subordinate lien thereto).

Representation 29/Defeasance:

      With respect to Loan Nos. 10032436/Vista Plaza and 10032437/The Shoppes at Deerfoot, the Defeasance Collateral may be direct, non-callable and non-redeemable securities evidencing an obligation to pay principal and interest in a full and timely manner that are direct obligations of the United States of America for the payment of which its full faith and credit is pledged, or similar REMIC eligible collateral acceptable to lender and the rating agencies, which obligations or collateral must, in any event, be in compliance with Treasury Reg. Section 1.860G-2(a)(8).

      With respect to Loan No. 10032921/Resurgens Plaza, included within Defeasance Collateral is the right to use quasi governmental securities (in additional to "governmental securities"), rated AAA by the Rating Agencies, provided that such quasi governmental securities are acceptable to the Rating Agencies.

Representation 31/Fixed Rate Loans:

      With respect to Loan No. 10032921/Resurgens Plaza, the interest rate is fixed, but the initial rate bumps up in 2010 and again in 2013.

Representation 33/No Material Default:

      After the closing of Loan No. 10033044/Dupont Station Shopping Center, Seller became aware that the related Mortgagor held title to certain additional real property in violation of the related Mortgage Loan documents. Such real property has since been conveyed by the Mortgagor to another entity and as such, to the Seller's knowledge no material default, breach, violation or event of acceleration currently exists with respect to such Mortgage Loan.

Representation 34/Due-on-Sale:

      Loan No. 10031962/Wellington Medical Arts Pavilion III permits the transfer of the Mortgaged Property, or the transfer of equity interests in the related Mortgagor, to a newly formed special purpose entity owned by specified parties.

      Loan No. 10032316/789 West End Avenue, is a residential co-op loan which permits tenant shareholders to transfer their stock in the related Mortgagor together with their interests in proprietary leases.

      With respect to Loan No. 10032818/Alutiiq Center, the controlling equity interest holder of the Mortgagor, Afognak Native Corporation ("ANC") is a corporation that qualifies as a "Village Corporation" under 43 U.S.C. ss. 1601 et seq. (also known as the "Alaska Native Claims Settlement Act"). So long as ANC continues to qualify as a Village Corporation, transfers of ANC's stock may occur to the extent permitted by 43 U.S.C.A. ss. 1606(h) without limitation as to the percentage of such shares that may be so transferred. Additionally, ANC may transfer all of its membership interests in the Mortgagor to a "settlement trust" within the meaning of the Alaska Native Claims Settlement Act provided certain conditions are satisfied, including the condition that the parties owning the common stock of ANC shall be identical to the parties owning all of the legal or beneficial interests of such settlement trust.

Representation 35/Single Purpose Entity:

      With respect to Loan No. 10039621/Wellington Medical Arts Pavilion III and Loan No. 10030892/Shoppes of Blue Lake, the organizational documents of the related Mortgagor do not require it to be a Single Purpose Entity.

      With respect to Loan No. 10032818/Alutiiq Center, the related Mortgagor was required to be a Single Purpose Entity but was permitted to maintain $40,000 of indebtedness relating to certain equipment financing.

      With respect to Loan No. 10033044/Dupont Station Shopping Center, the related Mortgagor was required to be a Single Purpose Entity, but subsequent to the origination of such Mortgage Loan, Seller became aware that the related Mortgagor held title to certain additional real property in violation of the Mortgage Loan Documents. Such real property has since been conveyed by the Mortgagor to another entity.

Representation 38/ARD Loans:

      Loan No. 10032943/Highland Plaza, is an ARD Loan with an initial period of interest only payments before commencement of scheduled monthly payments of principal and interest.

      Loan No. 10032961/Coca Cola Distribution Center is an ARD Loan with interest only payments until the Anticipated Repayment Date when monthly payments of principal and interest commence if the Mortgage Loan is not paid in full.

Representation 42/Servicing Rights:

      A third party is entitled to a correspondent fee with respect to each of the following Mortgage Loans:

      Loan No. 10032961/Coca Cola Distribution Center

      Loan No. 10031759/Ashley Furniture Home Store

      Loan No. 10032581/Deer Creek Woods Building 3S

      Loan No. 10032816/Falletti Plaza

      Loan No. 10031404/The Marketplace at Hanford Shopping Center

      Loan No. 10028976/Slippery Rock Portfolio

      Loan No. 10032436/Vista Plaza

      Loan No. 10032437/The Shoppes at Deerfoot

Representation 43/Recourse:

      Loan No. 10032961/Coca-Cola Distribution Center does not include a non-recourse carveout for waste.

      With respect to Loan No. 10032921/Resurgens Plaza, there is no non-recourse carveout expressly for a misappropriation of any tenant security deposits.

Representation 45/Fee Simple Interest:

      With respect to Loan No. 10032921/Resurgens Plaza, the Mortgage Property consists of a leasehold interest and a fee interest in the air rights above the leasehold interest.

Representation 47/Operating Statements:

      With respect to Loan Nos. 10032825/CVS - Clayton, 10032828/Regions Bank, 10032831/Panera Bread, and 10032816/Falletti Plaza, operating statements and rent rolls are required semi-annually rather than quarterly.

      With respect to Loan No. 10032316/789 West End Avenue, rent rolls and operating statements are required annually rather than quarterly.

      With respect to Loan Nos. 10032436/Vista Plaza and 10032437/The Shoppes at Deerfoot, an annual balance sheet of the related Mortgagor is required rather than an annual financial statement.

      With respect to Loan Nos. 10030892/Shoppes of Blue Lake, rent rolls are required to be delivered annually rather than quarterly.

      With respect to Loan No. 10030714/TCF Bank Headquarters: (i) the requirement for quarterly operating statements and rent rolls is suspended so long as the sole tenant of the related Mortgaged Property continues to be the sole tenant under its lease and no event of default exists under such lease; and
(ii) an annual certified letter regarding the minimum liquidity and net worth of the Mortgagor is required rather than an annual financial statement, but such requirement for an annual certified letter is suspended so long as the sole tenant of the related Mortgaged Property continues to be the sole tenant under its lease and no event of default exists under such lease.

      With respect to Loan No. 10032921/Resurgens Plaza, there is no specific requirement for the delivery of rent rolls, although they are required to deliver other information necessary and sufficient to fairly represent the financial position and results of operation of the Property.

                             Annex B (to Schedule I)

     Mortgaged Properties as to Which the Only Environmental Investigations Conducted in Connection with the Origination of the Related Mortgage Loan Were With Respect to Asbestos-Containing Materials and Lead-Based Paint.

                               (Representation 12)

None.

                             Annex C (to Schedule I)

                   Mortgage Loans Covered By Secured Creditor
                        Environmental Insurance Policies

                           (Representations 12 and 49)

None

                             Annex D (to Schedule I)

                 Ground Leases Not Covered by Representation 18

                               (Representation 45)

None.

                                   SCHEDULE II

                             Mortgage Loan Schedule

ML-CFC 2007-5:  Mortgage Loan Schedule - KEY


                                                                   Property
Loan #   Property Name                                Originator   Type           Street Address
------   ------------------------------------------   ----------   ------------   -----------------------------------------
     5   Resurgens Plaza                              Key          Office         945 East Paces Ferry Road
     7   Camp Hill Shopping Center                    Key          Retail         32 South 32nd Street
    24   Quintiles Transnational Building             Key          Office         6700 West 115th Street
    26   Highland Plaza                               Key          Retail         6199 Wilson Mills Road
    27   Raymour & Flanigan                           Key          Industrial     7230, 7238 & 7270 Morgan Road
    46   Pahrump Valley Junction                      Key          Retail         100-250 South Nevada Highway 160
    60   Shoppes of Blue Lake                         Key          Retail         1150-1200 Yamato Road
    61   Greenfield Gateway                           Key          Retail         1728 and 1762 South Greenfield Road
    71   Alutiiq Center                               Key          Office         3909 Arctic Boulevard
    73   Gladstone Portfolio                          Key          Office         Various
 73.01   Tuscany Center One                           Key          Office         9100 East Highway 290
 73.02   Nationwide Insurance Building                Key          Office         7545 Midllothian Turnpike
 73.03   San Jacinto Surgery Center                   Key          Office         1025 Birdsong Drive
    76   Stoney Park Place Apartments                 Key          Multifamily    56114 Stoney Place Drive
    83   Dupont Station Shopping Center               Key          Retail         1520-1595 Wilmington Drive
    86   Slippery Rock Portfolio                      Key          Multifamily    Various
 86.01   South Rock Apartments                        Key          Multifamily    347 Keister Road
 86.02   Monteleone Apartments                        Key          Multifamily    654 South Main Street
    93   Detroit Riverview Medical Complex            Key          Office         7633 East Jefferson Avenue
    94   GreatWoods Marketplace                       Key          Retail         170 -182 Mansfield Avenue, Route 140
    98   The Medical Pavilion at St. John's           Key          Office         1700 North Rose Avenue
   101   St. Luke's Cornwall Medical Complex          Key          Office         19 Laurel Avenue
   102   Metrowest Shoppes                            Key          Retail         3120 South Kirkman Road
   103   Conyers Plaza I                              Key          Retail         1370 Dogwood Drive South East
   105   Gateway East and West                        Key          Office         6188 & 6192 Oxon Hill Road
   106   TCF Bank Headquarters                        Key          Office         17440 College Parkway
   114   Village Faire Shoppes                        Key          Retail         1100-1198 South Coast Highway
   127   The Shoppes at Deerfoot                      Key          Retail         7268-7274 U.S. Highway 11/Gadsden Highway
   130   Wellington Medical Arts Pavilion III         Key          Office         1397 State Road 7
   157   Bayside Technology Center                    Key          Office         46531 - 46665 Fremont Boulevard
   164   Coca-Cola Distribution Center                Key          Industrial     2150 47th Street
   182   Elk Grove Self Storage                       Key          Self Storage   9480 West Stockton Boulevard
   186   Ashley Furniture Home Store                  Key          Retail         1150 Hanes Mall Boulevard
         Pelloni Portfolio                            Key          Retail         Various
   190   Barnes & Noble                               Key          Retail         1955 West New Haven Avenue
   191   FedEx Kinko's                                Key          Retail         2700 West New Haven Avenue
   195   Vista Plaza                                  Key          Retail         1111 North Hamilton Road
   217   Washington Grandview Building                Key          Office         12211 West Washington Boulevard
   220   Greenway Hayden Loop                         Key          Industrial     15500 Greenway Hayden Loop
   230   Discount Drug Mart Plaza - Westlake          Key          Retail         27300 Detroit Road
   231   Fry's Plaza                                  Key          Retail         3904-3944 East Grant Road
   232   Shakertown Apartments I                      Key          Multifamily    5900-5934 Shakertown Drive Northwest
   234   Gabriel Brothers Plaza - Kent                Key          Retail         1830 East Main Street
   238   Deer Creek Woods Building 3S                 Key          Retail         7300 West 135th Street
   243   The Marketplace at Hanford Shopping Center   Key          Retail         150 North 12th Avenue
   247   Discount Drug Mart Plaza - Hudson            Key          Retail         5863 Darrow Road
   248   Falletti Plaza                               Key          Retail         1275 Fell Street
   254   Discount Drug Mart Plaza - Carrollton        Key          Retail         592 12th Street
   256   Gateway Plaza                                Key          Retail         345 West Pearl Avenue
   257   789 West End Avenue                          Key          Multifamily    789 West End Avenue
   258   Regions Bank                                 Key          Retail         5204 Maryland Way
   264   Shakertown Apartments II                     Key          Multifamily    5940-5958 Shakertown Drive Northwest
   265   CVS - Clayton                                Key          Retail         11911 US Highway 70 West
   285   Panera Bread                                 Key          Retail         1037 Glenbrook Way

                                                                  Cut-Off Date   Original      Monthly P&I Debt
Loan #   City               County            State     Zip Code   Balance ($)    Balance ($)   Service ($)
------   ----------------   ---------------   -------   --------   ------------   -----------   ----------------
     5   Atlanta            Fulton            GA           30326     82,000,000    82,000,000         468,936.59
     7   Camp Hill          Cumberland        PA           17011     65,000,000    65,000,000         369,062.85
    24   Overland Park      Johnson           KS           66211     34,500,000    34,500,000         200,894.52
    26   Highland Heights   Cuyahoga          OH           44143     33,500,000    33,500,000         194,009.77
    27   Liverpool          Onondaga          NY           13090     32,803,754    33,000,000         209,603.94
    46   Pahrump            Nye               NV           89048     22,640,000    22,640,000         128,121.61
    60   Boca Raton         Palm Beach        FL           33431     16,000,000    16,000,000          99,348.75
    61   Mesa               Maricopa          AZ           85206     15,600,000    15,600,000          90,147.42
    71   Anchorage          Anchorage         AK           99503     14,350,000    14,350,000         101,652.23
    73   Various            Various           Various   Various      13,775,000    13,775,000          70,022.92
 73.01   Austin             Travis            TX           78724      6,788,951     6,788,951
 73.02   Richmond           Chesterfield      VA           23225      4,890,964     4,890,964
 73.03   Baytown            Harris            TX           77521      2,095,085     2,095,085
    76   Shelby Township    Macomb            MI           48316     13,500,000    13,500,000          78,354.06
    83   Dupont             Pierce            WA           98327     12,500,000    12,500,000          73,026.03
    86   Slippery Rock      Butler            PA           16057     12,063,019    12,100,000          71,769.52
 86.01   Slippery Rock      Butler            PA           16057      8,828,074     8,855,138
 86.02   Slippery Rock      Butler            PA           16057      3,234,945     3,244,862
    93   Detroit            Wayne             MI           48214     11,665,000    11,665,000          71,142.00
    94   Norton             Bristol           MA           02766     11,550,000    11,550,000          51,493.75
    98   Oxnard             Ventura           CA           93030     10,974,697    11,000,000          63,287.48
   101   Cornwall           Orange            NY           12518     10,874,000    10,874,000          66,177.09
   102   Orlando            Orange            FL           32811     10,850,000    10,850,000          63,455.57
   103   Conyers            Rockdale          GA           30013     10,800,000    10,800,000          51,930.00
   105   Oxon Hill          Prince George's   MD           20745     10,500,000    10,500,000          51,506.88
   106   Livonia            Wayne             MI           48152     10,500,000    10,500,000          62,279.33
   114   Laguna Beach       Orange            CA           92651     10,000,000    10,000,000          47,698.61
   127   Trussville         Jefferson         AL           35173      8,700,000     8,700,000          49,452.24
   130   Wellington         Palm Beach        FL           33414      8,400,000     8,400,000          50,200.34
   157   Fremont            Alameda           CA           94538      6,000,000     6,000,000          34,938.18
   164   Sarasota           Sarasota          FL           34234      5,770,000     5,770,000          27,446.90
   182   Elk Grove          Sacramento        CA           95758      5,000,000     5,000,000          29,816.99
   186   Winston-Salem      Forsyth           NC           27103      4,792,222     4,800,000          31,372.39
         Melbourne          Brevard           FL           32904      4,620,000     4,620,000          27,556.58
   190   Melbourne          Brevard           FL           32904      3,520,000     3,520,000          20,968.59
   191   Melbourne          Brevard           FL           32904      1,100,000     1,100,000           6,587.99
   195   Gahanna            Franklin          OH           43230      4,500,000     4,500,000          26,089.51
   217   Los Angeles        Los Angeles       CA           90066      3,695,023     3,700,000          21,898.72
   220   Scottsdale         Maricopa          AZ           85260      3,620,000     3,620,000          21,194.38
   230   Westlake           Cuyahoga          OH           44145      3,335,197     3,346,000          19,229.79
   231   Tucson             Pima              AZ           85712      3,300,000     3,300,000          19,153.21
   232   Canton             Stark             OH           44718      3,200,000     3,200,000          19,433.19
   234   Kent               Portage           OH           44240      3,189,668     3,200,000          18,390.71
   238   Overland Park      Johnson           KS           66223      2,978,520     3,000,000          25,024.89
   243   Hanford            Kings             CA           93230      2,722,046     2,730,000          16,631.93
   247   Hudson             Summit            OH           44236      2,566,857     2,575,000          14,977.96
   248   San Francisco      San Francisco     CA           94117      2,500,000     2,500,000          14,320.46
   254   Carrollton         Carroll           OH           44615      2,432,122     2,440,000          14,022.92
   256   Redlands           San Bernardino    CA           92374      2,350,000     2,350,000          13,684.12
   257   New York           New York          NY           10025      2,289,908     2,300,000          14,734.69
   258   Brentwood          Williamson        TN           37027      2,250,000     2,250,000          13,158.99
   264   Canton             Stark             OH           44718      2,150,000     2,150,000          13,056.68
   265   Clayton            Johnston          NC           27520      2,100,000     2,100,000          12,281.72
   285   Hendersonville     Sumner            TN           37075      1,700,000     1,700,000          10,050.71



                                                                                                                 Net
         Annual P&I Debt   Interest   Primary         Master          Trustee and        Sub Servicin   Admin.   Mortgage
Loan #   Service ($)       Rate %     Servicing Fee   Servicing Fee   Paying Agent Fee   Fee Rate       Fee %    Rate %
------   ---------------   --------   -------------   -------------   ----------------   ------------   -------   --------
     5      5,627,239.08     5.4750           0.020           0.030            0.00051                  0.05051    5.42449
     7      4,428,754.20     5.5000           0.020           0.030            0.00051                  0.05051    5.44949
    24      2,410,734.24     5.7300           0.020           0.030            0.00051                  0.05051    5.67949
    26      2,328,117.24     5.6800           0.020           0.030            0.00051                  0.05051    5.62949
    27      2,515,247.28     5.8500           0.020           0.030            0.00051                  0.05051    5.79949
    46      1,537,459.32     5.4700           0.020           0.030            0.00051                  0.05051    5.41949
    60      1,192,185.00     6.3300           0.020           0.030            0.00051                  0.05051    6.27949
    61      1,081,769.04     5.6600           0.020           0.030            0.00051                  0.05051    5.60949
    71      1,219,826.76     5.8600           0.020           0.030            0.00051                  0.05051    5.80949
    73        840,275.04     6.0000           0.020           0.030            0.00051                  0.05051    5.94949
 73.01
 73.02
 73.03
    76        940,248.72     5.7000           0.020           0.030            0.00051                  0.05051    5.64949
    83        876,312.36     5.7600           0.020           0.030            0.00051                  0.05051    5.70949
    86        861,234.24     5.9000           0.020           0.030            0.00051         0.0500   0.10051    5.79949
 86.01
 86.02
    93        853,704.00     6.1600           0.020           0.030            0.00051                  0.05051    6.10949
    94        617,925.00     5.3500           0.020           0.030            0.00051                  0.05051    5.29949
    98        759,449.76     5.6200           0.020           0.030            0.00051                  0.05051    5.56949
   101        794,125.08     6.1400           0.020           0.030            0.00051                  0.05051    6.08949
   102        761,466.84     5.7700           0.020           0.030            0.00051                  0.05051    5.71949
   103        623,160.00     5.7700           0.020           0.030            0.00051                  0.05051    5.71949
   105        618,082.56     5.7900           0.020           0.030            0.00051                  0.05051    5.73949
   106        747,351.96     5.9000           0.020           0.030            0.00051                  0.05051    5.84949
   114        572,383.32     5.6300           0.020           0.030            0.00051                  0.05051    5.57949
   127        593,426.88     5.5100           0.020           0.030            0.00051         0.0500   0.10051    5.40949
   130        602,404.08     5.9700           0.020           0.030            0.00051                  0.05051    5.91949
   157        419,258.16     5.7300           0.020           0.030            0.00051                  0.05051    5.67949
   164        329,362.80     5.6300           0.020           0.030            0.00051         0.0500   0.10051    5.52949
   182        357,803.88     5.9500           0.020           0.030            0.00051                  0.05051    5.89949
   186        376,468.68     6.3200           0.020           0.030            0.00051         0.0500   0.10051    6.21949
              330,678.96     0.0000
   190        251,623.08     5.9400           0.020           0.030            0.00051                  0.05051    5.88949
   191         79,055.88     5.9900           0.020           0.030            0.00051                  0.05051    5.93949
   195        313,074.12     5.6900           0.020           0.030            0.00051         0.0500   0.10051    5.58949
   217        262,784.64     5.8800           0.020           0.030            0.00051                  0.05051    5.82949
   220        254,332.56     5.7800           0.020           0.030            0.00051                  0.05051    5.72949
   230        230,757.48     5.6100           0.020           0.030            0.00051                  0.05051    5.55949
   231        229,838.52     5.7000           0.020           0.030            0.00051                  0.05051    5.64949
   232        233,198.28     6.1200           0.020           0.030            0.00051                  0.05051    6.06949
   234        220,688.52     5.6100           0.020           0.030            0.00051                  0.05051    5.55949
   238        300,298.68     5.8200           0.020           0.030            0.00051         0.0500   0.10051    5.71949
   243        199,583.16     6.1500           0.020           0.030            0.00051         0.0500   0.10051    6.04949
   247        179,735.52     5.7200           0.020           0.030            0.00051                  0.05051    5.66949
   248        171,845.52     5.5800           0.020           0.030            0.00051         0.0500   0.10051    5.47949
   254        168,275.04     5.6100           0.020           0.030            0.00051                  0.05051    5.55949
   256        164,209.44     5.7300           0.020           0.030            0.00051                  0.05051    5.67949
   257        176,816.28     5.9400           0.020           0.030            0.00051                  0.05051    5.88949
   258        157,907.88     5.7700           0.020           0.030            0.00051                  0.05051    5.71949
   264        156,680.16     6.1200           0.020           0.030            0.00051                  0.05051    6.06949
   265        147,380.64     5.7700           0.020           0.030            0.00051                  0.05051    5.71949
   285        120,608.52     5.8700           0.020           0.030            0.00051                  0.05051    5.81949



                               Monthly
                               Payment               Maturity/   Amort
Loan #   Accrual Type   Term   Date      Rem. Term   ARD Date    Term    Rem. Amort   Title Type      ARD Loan
------   ------------   ----   -------   ---------   ---------   -----   ----------   -------------   --------
     5   Actual/360      120         1         117   12/1/2016     360          360   Fee/Leasehold
     7   Actual/360      120         1         118   1/1/2017      360          360   Fee
    24   Actual/360      120         1         118   1/1/2017      360          360   Fee
    26   Actual/360      120         1         118   1/1/2017      360          360   Fee             Yes
    27   Actual/360      120         1         116   11/1/2016     300          296   Fee             Yes
    46   Actual/360      120         1         119   2/1/2017      360          360   Fee
    60   30/360          120         1         112   7/1/2016      360          360   Fee
    61   Actual/360      120         1         119   2/1/2017      360          360   Fee
    71   Actual/360      120         1         120   3/1/2017      240          240   Fee             Yes
    73   Actual/360      120         1         120   3/1/2017        0            0   Fee
 73.01                                                                                Fee
 73.02                                                                                Fee
 73.03                                                                                Fee
    76   Actual/360      120         1         118   1/1/2017      360          360   Fee
    83   Actual/360      120         1         119   2/1/2017      360          360   Fee
    86   Actual/360      120         1         117   12/1/2016     360          357   Fee
 86.01                                                                                Fee
 86.02                                                                                Fee
    93   Actual/360       84         1          84   3/1/2014      360          360   Leasehold
    94   30/360          120         1         118   1/1/2017        0            0   Fee
    98   Actual/360      120         1         118   1/1/2017      360          358   Leasehold
   101   Actual/360       84         1          84   3/1/2014      360          360   Leasehold
   102   Actual/360      120         1         119   2/1/2017      360          360   Fee
   103   30/360          120         1         118   1/1/2017        0            0   Fee
   105   Actual/360      120         1         118   1/1/2017        0            0   Fee
   106   Actual/360      120         1         119   2/1/2017      360          360   Leasehold
   114   Actual/360      120         1         118   1/1/2017        0            0   Fee
   127   Actual/360      120         1         118   1/1/2017      360          360   Fee
   130   Actual/360      120         1         117   12/1/2016     360          360   Leasehold
   157   Actual/360      120         1         118   1/1/2017      360          360   Fee
   164   Actual/360      120         1         120   3/1/2017        0            0   Fee             Yes
   182   Actual/360      120         1         118   1/1/2017      360          360   Fee
   186   Actual/360      120         1         119   2/1/2017      312          311   Fee             Yes
         Actual/360      120         1         118   1/1/2017      360          360   Various
   190   Actual/360      120         1         118   1/1/2017      360          360   Fee/Leasehold
   191   Actual/360      120         1         118   1/1/2017      360          360   Fee
   195   Actual/360      120         1         118   1/1/2017      360          360   Fee
   217   Actual/360      120         1         119   2/1/2017      360          359   Fee
   220   Actual/360      120         1         118   1/1/2017      360          360   Fee
   230   Actual/360      120         1         117   12/1/2016     360          357   Fee             Yes
   231   Actual/360      120         1         119   2/1/2017      360          360   Fee
   232   Actual/360      120         1         116   11/1/2016     360          360   Fee
   234   Actual/360      120         1         117   12/1/2016     360          357   Fee             Yes
   238   Actual/360      180         1         178   1/1/2022      180          178   Fee
   243   Actual/360      120         1         117   12/1/2016     360          357   Fee
   247   Actual/360      120         1         117   12/1/2016     360          357   Fee             Yes
   248   Actual/360      120         1         118   1/1/2017      360          360   Fee
   254   Actual/360      120         1         117   12/1/2016     360          357   Fee             Yes
   256   Actual/360      120         1         118   1/1/2017      360          360   Fee
   257   Actual/360      180         1         177   12/1/2021     300          297   Fee
   258   Actual/360      120         1         117   12/1/2016     360          360   Fee
   264   Actual/360      120         1         116   11/1/2016     360          360   Fee
   265   Actual/360      120         1         117   12/1/2016     360          360   Fee
   285   Actual/360      120         1         117   12/1/2016     360          360   Fee


                                                                                                        Partial
          ARD                                             Environmental   Cross        Cross            Defeasance
Loan #    Step Up                                         Insurance       Defaulted    Collateralized   Allowed
------    ---------------------------------------------   -------------   ---------    --------------   -----------
     5                                                               No
     7                                                               No
    24                                                               No
    26    Greater of: (i) Initial Interest Rate                      No
          plus 2% or (ii) Treasury Rate plus 2%.
    27    Greater of: (i) Initial Interest Rate plus 2%              No
          or (ii) Treasury Rate plus 2%.
    46                                                               No
    60                                                               No
    61                                                               No
    71    Greater of: (i) Initial Interest Rate                      No
          plus 2% or (ii) Treasury Rate plus 2%.
    73                                                               No
 73.01                                                               No
 73.02                                                               No
 73.03                                                               No
    76                                                               No
    83                                                               No
    86                                                               No
 86.01                                                               No
 86.02                                                               No
    93                                                               No
    94                                                               No
    98                                                               No
   101                                                               No
   102                                                               No
   103                                                               No
   105                                                               No
   106                                                               No
   114                                                               No
   127                                                               No
   130                                                               No
   157                                                               No
   164    Greater of: (i) Initial Interest Rate                      No
          plus 2% or (ii) Treasury Rate plus 2%.
   182                                                               No
   186    Greater of: (i) Initial Interest Rate                      No
          plus 2% or (ii) Treasury Rate plus 2%.
                                                                     No         Yes               Yes
   190                                                               No         Yes               Yes
   191                                                               No         Yes               Yes
   195                                                              Yes
   217                                                               No
   220                                                               No
   230    Greater of: (i) Initial Interest Rate                      No
          plus 2% or (ii) Treasury Rate plus 2%.
   231                                                               No
   232                                                               No
   234    Greater of: (i) Initial Interest Rate                      No
          plus 2% or (ii) Treasury Rate plus 2%.
   238                                                               No
   243                                                               No
   247    Greater of: (i) Initial Interest Rate                      No
          plus 2% or (ii) Treasury Rate plus 2%.
   248                                                               No
   254    Greater of: (i) Initial Interest Rate                      No
          plus 2% or (ii) Treasury Rate plus 2%.
   256                                                               No
   257                                                               No
   258                                                               No
   264                                                               No
   265                                                               No
   285                                                               No






                                                                   Upfront       Upfront       Upfront       Upfront
         Letter of   Lockbox                           Holdback    Engineering   Capex         TI/LC         RE Tax
Loan #   Credit      Type                              Amount      Reserve ($)   Reserve ($)   Reserve ($)   Reserve ($)
------   ---------   -------------------------------   ---------   -----------   -----------   -----------   -----------
     5               Soft at closing, Springing Hard                 1,000,000                   3,301,480
     7
    24               None at Closing, Springing Hard                                                12,500
    26               Hard                                               51,250                                    55,213
    27               Hard                                               45,500         8,470                     104,961
    46               None at Closing, Springing Hard                                     978
    60                                                                                                            58,314
    61               None at Closing, Springing Hard   2,132,000                                                  46,055
    71               None at Closing, Springing Hard                                                              51,110
    73                                                                                 1,769
 73.01
 73.02
 73.03
    76                                                                                 2,688
    83                                                                                                            32,446
    86                                                                                                            35,860
 86.01
 86.02
    93                                                                                 1,028         2,500       100,705
    94
    98                                                                                                            82,375
   101                                                                                                            15,472
   102                                                                                   411         1,250         7,590
   103
   105                                                                                                            41,064
   106
   114               None at Closing, Springing Hard                                                              26,690
   127                                                                                                             5,515
   130                                                                                   800                       5,040
   157
   164               None at Closing, Springing Hard
   182                                                                                 1,035                      28,841
   186               None at Closing, Springing Hard
                                                                                          76                      15,745
   190               None at Closing, Springing Hard                                                              13,165
   191               None at Closing, Springing Hard                                      76                       2,580
   195                                                                                   712         2,083        81,797
   217                                                                                   387         2,491        19,495
   220
   230               None at Closing, Springing Hard
   231                                                                                 7,608        30,000
   232                                                                                 3,033                      30,003
   234               None at Closing, Springing Hard                                                 1,420
   238
   243                                                                                   159           490         1,434
   247               None at Closing, Springing Hard
   248                                                                                                            40,728
   254               None at Closing, Springing Hard
   256               None at Closing, Springing Hard                                                               2,946
   257               None at Closing, Springing Hard
   258
   264                                                   150,000                       2,411                      20,936
   265
   285                                                                                               1,167




         Upfront       Upfront       Monthly                                Monthly
         Ins.          Other         Capex                                  Capex
Loan #   Reserve ($)   Reserve ($)   Reserve ($)                            Reserve Cap ($)   Monthly TI/LC Reserve ($)
------   -----------   -----------   ------------------------------------   ---------------   --------------------------------------
     5                               6,670.00 (Springing)                           240,105   25,948.00 (Springing)
     7
    24                               3,916.67 (Springing)                                     12,500.00 (until an Investment Grade
                                                                                              Event or Cash Flow Sweep Suspension
                                                                                              Event)
    26         3,401         5,000
    27                                                              8,470           304,920
    46                                                                978            35,211
    60
    61         9,650     2,397,926   564.33 (Commencing in February 2013)            13,544   564.33 (Commencing in February 2013)
    71        46,820       400,000   1,000.00 (Springing)                            24,000   1,000.00 (Springing)
    73                                                              1,769            42,456   300,000.00 (Springing, one-time
                                                                                              deposit one year prior to expiration
                                                                                              of lease for Nationwide property)
 73.01
 73.02
 73.03
    76        35,255         3,000                                  2,688            96,750
    83        23,505                 2,375.00 (Commencing on 3/1/2010)               85,600   400.00 (Commencing on 3/1/2010)
    86        15,056       415,000   3,933.00 (Springing)
 86.01
 86.02
    93                      72,014                                  1,028            37,008   2,500
    94                       5,000                                  1,886            67,896   5,693.00 (Springing)
    98         7,433
   101                      64,034
   102        36,565       205,412                                    411                     1,250
   103                               1,497.00 (Springing)                            53,892   3,851.00 (Springing)
   105                               1,892.00 (Springing)
   106                     104,971
   114         6,696
   127                                                                781
   130        55,000                                                  800                     2,083.33 (starting 1/1/2010)
   157                               1,812.00 (Springing)
   164
   182         3,846                                                1,035
   186                     101,925   506.25 (Springing)
                 611                                                  451
   190                                                                375
   191           611                                                   76
   195                                                                712            25,641   2,083
   217         2,566                                                  387                     2,490
   220                               725.00 (Springing)
   230
   231                               317.00 (Springing)                               7,608   1,886.00 (Springing)
   232        13,669                                                3,033           109,203
   234                                                                                        1,420
   238                      33,277
   243         1,015        50,000                                    159             5,725   490
   247
   248
   254
   256         4,206                 143.00 (Springing)
   257
   258
   264         9,447       150,000                                  2,411            86,778
   265
   285                                                                                        1,167

          Monthly       Monthly          Monthly                               Monthly
          TI/LC         RE Tax           Ins.                                  Other
 Loan #   Reserve Cap   (Reserve ($)     Reserve ($)                           Reserve ($)
---------------------   ------------     ----------------------------------    -----------
   5       934,122
   7
   24
   26                     55,213          Home Depot - 1,700.39 (Springing),
                                                 All other spaces -1,700.39
   27                     27,671
   46                      9,415
   60                      6,479
   61       90,000        11,514
   71      120,000         7,301                                      5,202
   73
73.01
73.02
73.03
   76                     17,128                                      3,917
   83       14,400         8,111                                      2,351
   86                     11,953                                      7,528
86.01
86.02
   93       90,000        33,567
   94      204,954
   98                     20,594                                      1,858
  101                      7,347
  102       75,000         2,530                                      4,063
  103      231,030
  105                     10,266
  106
  114                      6,673                                        939
  127                      5,515
  130      150,000         5,040                                      4,813
  157
  164
  182                      7,210                                        769
  186
                         Various                                        305
  190                                                               6,582.54
                                                                 (Springing)
  191                      1,290                                        305
  195       75,000
  217       59,766         3,899                                        642
  220
  230
  231       30,000       4,638.33                                   1,258.86
                       (Springing)                               (Springing)
  232                      6,001                                      1,243
  234
  238
  243       53,000           478                                        254
  247
  248
  254
  256                        737                          600.86 (Springing)
  257
  258
  264                      4,187                                        859
  265
  285       42,000




           Grace                                              Grace
Loan #     Period - Late                                      Period - Default
------     ------------------------------------------------   -------------------------
     5     0 (excluding principal due on the Maturity Date)                           5
     7                                                    5                           5
    24                                                    5                           5
    26                                                    5                           5
    27                                                    5                           5
    46                                                    5                           5
    60                                                    5                           5
    61                                                    5                           5
    71                                                    5                           5
    73                                                    5                           5
 73.01
 73.02
 73.03
    76                                                    5                           5
    83                                                    5                           5
    86                                                    5                           5
 86.01
 86.02
    93                                                    5                           5
    94     5 (excluding payment on Maturity Date)             5, 2 (after Maturity Date)
    98                                                   10                           5
   101                                                    5                           5
   102                                                    5                           5
   103                                                    5   5, 2 (after Maturity Date)
   105                                                    5                           5
   106                                                    5                           5
   114                                                    5                           5
   127                                                    5                           5
   130     5 (excluding payment on Maturity Date)                                     5
   157                                                    5                           5
   164                                                    7                           7
   182                                                    5                           5
   186                                                   10                          10
                                                          5                           5
   190                                                    5                           5
   191                                                    5                           5
   195                                                    5                           5
   217                                                   10                          10
   220                                                    5                           5
   230                                                    5                           5
   231                                                    5                           5
   232                                                   10                          10
   234                                                    5                           5
   238                                                    5                           5
   243                                                    5                           5
   247                                                    5                           5
   248                                                    5                           5
   254                                                    5                           5
   256                                                    5                           5
   257                                                    5                           5
   258                                                    5                           5
   264                                                   10                          10
   265                                                    5                           5
   285                                                    5                           5

                                  SCHEDULE III

        First Two Pages of the February 20, 2007 Free Writing Prospectus

The information in this free writing prospectus may be amended and/or supplemented prior to the time of sale. The information in this free writing prospectus supersedes any contrary information contained in any prior free writing prospectus relating to the subject securities and will be superseded by any contrary information contained in any subsequent free writing prospectus prior to the time of sale. In addition, certain information regarding the subject securities is not yet available and, accordingly, has been omitted from this free writing prospectus.

         THE DATE OF THIS FREE WRITING PROSPECTUS IS FEBRUARY 20, 2007

      The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-130408) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free 866-500-5408.

                                 $4,115,871,000
                                  (APPROXIMATE)

                     ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5
                                as Issuing Entity
          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                  as Depositor

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE, INC.
                          KEYBANK NATIONAL ASSOCIATION
                          IXIS REAL ESTATE CAPITAL INC.
                          as Sponsors and Loan Sellers

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                                 as Loan Seller

                                 ---------------

      We are Merrill Lynch Mortgage Investors, Inc., the depositor with respect to the securitization transaction that is the subject of this free writing prospectus. Only the classes of commercial mortgage pass-through certificates listed in the table below are being offered by this free writing prospectus and the accompanying base prospectus. The offered certificates represent beneficial interests only in the issuing entity identified above and will not represent obligations of or interests in the depositor, any sponsor or any of their respective affiliates. The assets of the issuing entity will consist primarily of a pool of 333 commercial, multifamily and manufactured housing community mortgage loans with an initial mortgage pool balance of approximately $4,425,668,580 and the other characteristics described in this free writing prospectus.

      INVESTING IN THE OFFERED CERTIFICATES INVOLVES RISKS. YOU SHOULD CAREFULLY REVIEW THE FACTORS DESCRIBED UNDER "RISK FACTORS" BEGINNING ON PAGE 50 OF THIS FREE WRITING PROSPECTUS AND ON PAGE 18 OF THE ACCOMPANYING BASE PROSPECTUS.

      The holders of each class of offered certificates will be entitled to receive monthly distributions of interest, principal or both, commencing in April 2007. The offered certificates will accrue interest from March 1, 2007. The pass-through rates for some classes of the offered certificates will be variable. Credit enhancement for any particular class of the offered certificates is being provided through the subordination of various other classes, including multiple non-offered classes, of the certificates.

                                         APPROXIMATE INITIAL       APPROXIMATE
                                           TOTAL PRINCIPAL           INITIAL         ASSUMED FINAL      RATED FINAL
                 EXPECTED RATINGS        BALANCE OR NOTIONAL       PASS-THROUGH      DISTRIBUTION       DISTRIBUTION
                (FITCH/MOODY'S/S&P)             AMOUNT                 RATE              DATE               DATE
----------      -------------------      --------------------      ------------      -------------      ------------
Class A-1           AAA/Aaa/AAA          $         82,771,000           %            December 2011      August 2048
Class A-2           AAA/Aaa/AAA          $       [123,043,000](1)       %             March 2012        August 2048
Class A-3           AAA/Aaa/AAA          $       [193,342,000](1)       %            October 2016       August 2048
Class A-SB          AAA/Aaa/AAA          $        183,225,000           %            October 2016       August 2048
Class A-4           AAA/Aaa/AAA          $     [1,309,972,000](1)       %            January 2017       August 2048
Class A-1A          AAA/Aaa/AAA          $      1,205,615,000           %            January 2017       August 2048
Class AM .          AAA/Aaa/AAA          $       [442,566,000](1)       %            January 2017       August 2048
Class AJ .          AAA/Aaa/AAA          $       [387,246,000](1)       %            February 2017      August 2048
Class B ..           AA/Aa2/AA           $         77,450,000           %            February 2017      August 2048
Class C ..          AA-/Aa3/AA-          $         33,192,000           %            February 2017      August 2048
Class D ..            A/A2/A             $         77,449,000           %            February 2017      August 2048

(footnotes to table begin on page 9)

                                ---------------

      No one will list the offered certificates on any national securities exchange or any automated quotation system of any registered securities association. The Securities and Exchange Commission and state securities regulators have not approved or disapproved of the certificates offered to you or determined if this free writing prospectus or the accompanying base prospectus is adequate or accurate. Any representation to the contrary is a criminal offense.

      Merrill Lynch, Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS Securities North America Inc., KeyBanc Capital Markets, a division of McDonald Investments Inc., Banc of America Securities LLC and Bear, Stearns & Co. Inc. are the underwriters of this offering. Merrill Lynch, Pierce, Fenner & Smith Incorporated and Countrywide Securities Corporation are acting as joint bookrunning managers in the following manner: Countrywide Securities Corporation is acting as sole bookrunning manager with respect to % of the class certificates, and Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as sole bookrunning manager with respect to the remainder of the class certificates and all other classes of offered certificates. IXIS Securities North America Inc., KeyBanc Capital Markets, a division of McDonald Investments Inc., Banc of America Securities LLC and Bear, Stearns & Co. Inc. will act as co-managers. We will sell the offered certificates to the underwriters, who will sell their respective allotments of those securities from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The underwriters expect to deliver the offered certificates to purchasers on or about March 14, 2007. We expect to receive from this offering approximately $ in sale proceeds, plus accrued interest on the offered certificates from and including March 1, 2007, before deducting expenses payable by us. Not every underwriter will have an obligation to buy offered certificates from us.

MERRILL LYNCH & CO.                           COUNTRYWIDE SECURITIES CORPORATION
IXIS SECURITIES NORTH AMERICA                           BEAR, STEARNS & CO. INC.
KEYBANC CAPITAL MARKETS                           BANC OF AMERICA SECURITIES LLC

                                 SCHEDULE IV

       First Two Pages of the February 26, 2007 Free Writing Prospectus

The information in this free writing prospectus may be amended and/or supplemented prior to the time of sale. The information in this free writing prospectus supersedes any contrary information contained in any prior free writing prospectus relating to the subject securities and will be superseded by any contrary information contained in any subsequent free writing prospectus prior to the time of sale. In addition, certain information regarding the subject securities is not yet available and, accordingly, has been omitted from this free writing prospectus.

         THE DATE OF THIS FREE WRITING PROSPECTUS IS FEBRUARY 26, 2007

      The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-130408) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free 866-500-5408.

                                 $4,107,828,000
                                  (APPROXIMATE)

                     ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5
                                as Issuing Entity
          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                  as Depositor

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE, INC.
                          KEYBANK NATIONAL ASSOCIATION
                          IXIS REAL ESTATE CAPITAL INC.
                          as Sponsors and Loan Sellers

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                                 as Loan Seller

                                 ---------------

      We are Merrill Lynch Mortgage Investors, Inc., the depositor with respect to the securitization transaction that is the subject of this free writing prospectus. Only the classes of commercial mortgage pass-through certificates listed in the table below are being offered by this free writing prospectus and the accompanying base prospectus. The offered certificates represent beneficial interests only in the issuing entity identified above and will not represent obligations of or interests in the depositor, any sponsor or any of their respective affiliates. The assets of the issuing entity will consist primarily of a pool of 333 commercial, multifamily and manufactured housing community mortgage loans with an initial mortgage pool balance of approximately $4,417,019,866 and the other characteristics described in this free writing prospectus.

      INVESTING IN THE OFFERED CERTIFICATES INVOLVES RISKS. YOU SHOULD CAREFULLY REVIEW THE FACTORS DESCRIBED UNDER "RISK FACTORS" BEGINNING ON PAGE 51 OF THIS FREE WRITING PROSPECTUS AND ON PAGE 19 OF THE ACCOMPANYING BASE PROSPECTUS.

      The holders of each class of offered certificates will be entitled to receive monthly distributions of interest, principal or both, commencing in April 2007. The offered certificates will accrue interest from March 1, 2007. The pass-through rates for some classes of the offered certificates will be variable. Credit enhancement for any particular class of the offered certificates is being provided through the subordination of various other classes, including multiple non-offered classes, of the certificates.

                                         APPROXIMATE INITIAL       APPROXIMATE
                                           TOTAL PRINCIPAL           INITIAL         ASSUMED FINAL      RATED FINAL
                 EXPECTED RATINGS        BALANCE OR NOTIONAL       PASS-THROUGH      DISTRIBUTION       DISTRIBUTION
                (FITCH/MOODY'S/S&P)             AMOUNT                 RATE              DATE               DATE
----------      -------------------      --------------------      ------------      -------------      ------------
Class A-1           AAA/Aaa/AAA          $         87,368,000           %            December 2011      August 2048
Class A-2           AAA/Aaa/AAA          $       [123,315,000](1)       %             March 2012        August 2048
Class A-3           AAA/Aaa/AAA          $       [153,428,000](1)       %              July 2016        August 2048
Class A-SB          AAA/Aaa/AAA          $        187,053,000           %            October 2016       August 2048
Class A-4           AAA/Aaa/AAA          $     [1,335,152,000](1)       %            January 2017       August 2048
Class A-1A          AAA/Aaa/AAA          $      1,205,597,000           %            January 2017       August 2048
Class AM .          AAA/Aaa/AAA          $       [441,702,000](1)       %            January 2017       August 2048
Class AJ .          AAA/Aaa/AAA          $       [386,490,000](1)       %            February 2017      August 2048
Class B ..           AA/Aa2/AA           $         77,297,000           %            February 2017      August 2048
Class C ..          AA-/Aa3/AA-          $         33,128,000           %            February 2017      August 2048
Class D ..            A/A2/A             $         77,298,000           %            February 2017      August 2048


(footnotes to table begin on page 9)
                                ---------------
     No one will list the offered certificates on any national securities exchange or any automated quotation system of any registered securities association. The Securities and Exchange Commission and state securities regulators have not approved or disapproved of the certificates offered to you or determined if this free writing prospectus or the accompanying base prospectus is adequate or accurate. Any representation to the contrary is a criminal offense.

     Merrill Lynch, Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS Securities North America Inc., KeyBanc Capital Markets, a Division of McDonald Investments Inc., Banc of America Securities LLC and Bear, Stearns & Co. Inc. are the underwriters of this offering. Merrill Lynch, Pierce, Fenner & Smith Incorporated and Countrywide Securities Corporation are acting as joint bookrunning managers in the following manner: Countrywide Securities Corporation is acting as sole bookrunning manager with respect to
% of the class    certificates, and Merrill Lynch, Pierce, Fenner & Smith
Incorporated is acting as sole bookrunning manager with respect to the
remainder of the class    certificates and all other classes of offered
certificates. IXIS Securities North America Inc., KeyBanc Capital Markets, a Division of McDonald Investments Inc., Banc of America Securities LLC and Bear, Stearns & Co. Inc. will act as co-managers. We will sell the offered certificates to the underwriters, who will sell their respective allotments of those securities from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The underwriters expect to deliver the offered certificates to purchasers on or about March 14, 2007. We
expect to receive from this offering approximately $       in sale proceeds,
plus accrued interest on the offered certificates from and including March 1, 2007, before deducting expenses payable by us. Not every underwriter will have an obligation to buy offered certificates from us.

MERRILL LYNCH & CO.                          COUNTRYWIDE SECURITIES CORPORATION

IXIS SECURITIES NORTH AMERICA                          BEAR, STEARNS & CO. INC.
KEYBANC CAPITAL MARKETS                          BANC OF AMERICA SECURITIES LLC